Investment Company Act File No. 811-21977

Invesco Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated December 17, 2021, as Revised October 20, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses, each dated December 17, 2021, for the series of the Invesco Exchange-Traded Fund Trust II (the “Trust”) listed below (each, a “Fund” and, collectively, the “Funds”), as such Prospectuses may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Invesco 1-30 Laddered Treasury ETF	The Nasdaq Stock Market	PLW
Invesco California AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PWZ
Invesco CEF Income Composite ETF	NYSE Arca, Inc.	PCEF
Invesco DWA SmallCap Momentum ETF	The Nasdaq Stock Market	DWAS
Invesco Fundamental High Yield Corporate Bond ETF	NYSE Arca, Inc.	PHB
Invesco Fundamental Investment Grade Corporate Bond ETF	NYSE Arca, Inc.	PFIG
Invesco KBW Bank ETF	The Nasdaq Stock Market	KBWB
Invesco KBW High Dividend Yield Financial ETF	The Nasdaq Stock Market	KBWD
Invesco KBW Premium Yield Equity REIT ETF	The Nasdaq Stock Market	KBWY
Invesco KBW Property & Casualty Insurance ETF	The Nasdaq Stock Market	KBWP
Invesco KBW Regional Banking ETF	The Nasdaq Stock Market	KBWR
Invesco NASDAQ 100 ETF	The Nasdaq Stock Market	QQQM
Invesco Nasdaq Biotechnology ETF	The Nasdaq Stock Market	IBBQ
Invesco NASDAQ Next Gen 100 ETF	The Nasdaq Stock Market	QQQJ
Invesco National AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PZA
Invesco New York AMT-Free Municipal Bond ETF	NYSE Arca, Inc.	PZT
Invesco PHLX Semiconductor ETF	The Nasdaq Stock Market	SOXQ
Invesco Preferred ETF	NYSE Arca, Inc.	PGX
Invesco PureBetaSM MSCI USA ETF	Cboe BZX Exchange, Inc.	PBUS
Invesco PureBetaSM MSCI USA Small Cap ETF	Cboe BZX Exchange, Inc.	PBSM
Invesco PureBetaSM US Aggregate Bond ETF	Cboe BZX Exchange, Inc.	PBND
Invesco Russell 1000 Enhanced Equal Weight ETF	Cboe BZX Exchange, Inc.	USEQ
Invesco Russell 1000 Equal Weight ETF	NYSE Arca, Inc.	EQAL
Invesco Russell 1000 Low Beta Equal Weight ETF	The Nasdaq Stock Market	USLB
Invesco S&P 500 Enhanced Value ETF	NYSE Arca, Inc.	SPVU
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	NYSE Arca, Inc.	XRLV
Invesco S&P 500® High Beta ETF	NYSE Arca, Inc.	SPHB
Invesco S&P 500® High Dividend Low Volatility ETF	NYSE Arca, Inc.	SPHD
Invesco S&P 500® Low Volatility ETF	NYSE Arca, Inc.	SPLV
Invesco S&P 500 Minimum Variance ETF	Cboe BZX Exchange, Inc.	SPMV
Invesco S&P 500 Momentum ETF	NYSE Arca, Inc.	SPMO
Invesco S&P 500 QVM Multi-factor ETF	NYSE Arca, Inc.	QVML
Invesco S&P 500 Revenue ETF	NYSE Arca, Inc.	RWL
Invesco S&P MidCap 400 QVM Multi-factor ETF	NYSE Arca, Inc.	QVMM
Invesco S&P MidCap 400 Revenue ETF	NYSE Arca, Inc.	RWK
Invesco S&P MidCap Low Volatility ETF	NYSE Arca, Inc.	XMLV
Invesco S&P SmallCap 600 QVM Multi-factor ETF	NYSE Arca, Inc.	QVMS
Invesco S&P SmallCap 600 Revenue ETF	NYSE Arca, Inc.	RWJ
Invesco S&P SmallCap Consumer Discretionary ETF	The Nasdaq Stock Market	PSCD
Invesco S&P SmallCap Consumer Staples ETF	The Nasdaq Stock Market	PSCC
Invesco S&P SmallCap Energy ETF	The Nasdaq Stock Market	PSCE
Invesco S&P SmallCap Financials ETF	The Nasdaq Stock Market	PSCF
Invesco S&P SmallCap Health Care ETF	The Nasdaq Stock Market	PSCH
Invesco S&P SmallCap High Dividend Low Volatility ETF	Cboe BZX Exchange, Inc.	XSHD
Invesco S&P SmallCap Industrials ETF	The Nasdaq Stock Market	PSCI
Invesco S&P SmallCap Information Technology ETF	The Nasdaq Stock Market	PSCT
Invesco S&P SmallCap Low Volatility ETF	NYSE Arca, Inc.	XSLV
Invesco S&P SmallCap Materials ETF	The Nasdaq Stock Market	PSCM
Invesco S&P SmallCap Quality ETF	Cboe BZX Exchange, Inc.	XSHQ

Fund	Principal U.S. Listing Exchange	Ticker
Invesco S&P SmallCap Utilities & Communication Services ETF	The Nasdaq Stock Market	PSCU
Invesco S&P Ultra Dividend Revenue ETF	NYSE Arca, Inc.	RDIV
Invesco Senior Loan ETF	NYSE Arca, Inc.	BKLN
Invesco Solar ETF	NYSE Arca, Inc.	TAN
Invesco Taxable Municipal Bond ETF	NYSE Arca, Inc.	BAB
Invesco Treasury Collateral ETF	NYSE Arca, Inc.	CLTL
Invesco Variable Rate Preferred ETF	NYSE Arca, Inc.	VRP
Invesco VRDO Tax-Free ETF	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in a Fund’s Prospectus, unless otherwise noted. A copy of a Fund’s Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or at no charge by calling 1-800-983-0903. The audited financial statements for each Fund contained in the Trust’s 2021 Annual Report and the related report of PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Trust’s Annual Reports are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 87 Funds. This SAI contains information for 57 of the Funds. Each Fund (except as indicated below) is “non- diversified,” and as such, each such Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. The following Funds are classified as “diversified”: Invesco 1-30 Laddered Treasury ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Regional Banking ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF and Invesco VRDO Tax-Free ETF (“Diversified Funds”). In addition, each of Invesco DWA SmallCap Momentum ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF and Invesco S&P SmallCap Quality ETF is classified as diversified, but may become “non- diversified” solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and shareholder approval will not be sought if a Fund crosses from diversified to non-diversified under such circumstances (referred to herein as the “Diversified Funds that may change to Non-Diversified”.) The shares of each of the Funds are referred to in this SAI as “Shares.”

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its specific benchmark index (each, an “Underlying Index”). Invesco Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Funds.

With respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Adviser has entered into investment sub-advisory agreements with certain affiliates to serve as investment sub-advisers to the Funds. The affiliated sub-advisers, Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”) and Invesco Advisers, Inc. (“Invesco Advisers”, and together with Invesco Senior Secured, the “Sub-Advisers” with each being a “Sub-Adviser”), are registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”). The Sub-Advisers are indirect, wholly-owned subsidiaries of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares as set forth in the Fund’s prospectus (each, a “Creation Unit” or a “Creation Unit Aggregation”).

Each Fund (except as indicated below) generally issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free ETF generally issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus certain transaction fees; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit Securities together with the deposit of a Cash Component. Invesco Treasury Collateral ETF generally redeems Creation Units principally in exchange for cash.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. To offset the added brokerage and other transaction costs a Fund incurs with using cash to purchase the requisite Deposit Securities, during each instance of cash creations or redemptions, the Funds may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. For more information, see the section below titled “Creation and Redemption of Creation Unit Aggregations.”

Shares of the following Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) (each such Fund is a “NYSE Arca-listed Fund”): Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Russell 1000 Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500 Revenue ETF, Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P Ultra Dividend Revenue ETF, Invesco Senior Loan ETF, Invesco Solar ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF.

Shares of the following Funds are listed on The Nasdaq Stock Market LLC (“Nasdaq”) (each such Fund is a “Nasdaq-listed Fund”): Invesco 1-30 Laddered Treasury ETF, Invesco DWA SmallCap Momentum ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco NASDAQ 100 ETF, Invesco NASDAQ Biotechnology ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco PHLX Semiconductor ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF.

Shares of the following Funds are listed on Cboe BZX Exchange, Inc. (“Cboe”) (each such Fund is a “Cboe-listed Fund”): Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF and Invesco S&P SmallCap Quality ETF.

Collectively, Cboe, Nasdaq and NYSE Arca are the “Exchanges” and each is an “Exchange.”

Shares trade on the respective Exchanges at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco Solar ETF and Invesco S&P Ultra Dividend Revenue ETF is successor to a corresponding predecessor fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) as a result of reorganizations that were consummated after the close of business on May 24, 2019 for Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF and after close of business on May 18, 2018 for Invesco Solar ETF (each, “a Reorganization” and collectively, “the Reorganizations”). Each Fund adopted the performance and financial information of its corresponding Predecessor Fund; therefore, information presented prior to the Reorganizations is that of the Predecessor Fund.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading, and trade throughout the day, on their respective Exchanges. There can be no assurance that a Fund will continue to meet the requirements of its Exchange necessary to maintain the listing of its Shares. The Exchanges may, but are not required to, remove the Shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of Shares (for each Cboe-listed Fund, there must be fewer than 50 beneficial owners for at least 30 consecutive trading days); (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of an Exchange; or (iv) such other event shall occur or condition shall exist that, in the opinion of the relevant Exchange, makes further dealings on such Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

For each Cboe-listed Fund and NYSE Arca-listed Fund:

The Funds are not sponsored, endorsed, or promoted by the Exchange or its affiliates. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the ability of a Fund to track the total return performance of an Underlying Index or the ability of an Underlying Index to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an Underlying Index, nor in the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange and its affiliates have no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange and its affiliates make no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of Shares, or any other person or entity. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

For the Nasdaq-listed Funds:

The Nasdaq-listed Funds are not sponsored, endorsed, sold or promoted by Nasdaq or its affiliates (collectively, the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-listed Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Nasdaq-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq- listed Funds. IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Funds have adopted as fundamental policies the respective investment restrictions numbered (1) through (15) below, except that restrictions (1) and (2) only apply to the Diversified Funds that may change to Non-Diversified and restrictions (3) and (4) only apply to Diversified Funds. Except as noted in the prior sentence or as otherwise noted below, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities), except as may be necessary to approximate the composition of its Underlying Index.

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except as may be necessary to approximate the composition of its Underlying Index.

(3)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(4)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

(5)  With respect to Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Utilities & Communication Services ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free ETF, invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(6)  With respect to Invesco DWA SmallCap Momentum ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW Regional Banking ETF, Invesco NASDAQ 100 ETF, Invesco Nasdaq Biotechnology ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco PHLX Semiconductor ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500 Revenue ETF, Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P Ultra Dividend Revenue ETF, Invesco Solar ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(7)  With respect to Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Utilities & Communication Services ETF, Invesco Taxable Municipal Bond ETF and Invesco VRDO Tax-Free ETF, borrow money, except that the

Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 331/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(8)  With respect to Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Bank ETF, Invesco KBW Regional Banking ETF, Invesco NASDAQ 100 ETF, Invesco Nasdaq Biotechnology ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco PHLX Semiconductor ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500 Revenue ETF, Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P Ultra Dividend Revenue ETF, Invesco Senior Loan ETF, Invesco Solar ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, borrow money, except that the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(9)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(10)  With respect to each Fund except Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500® Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF, make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 331/3% of the value of the Fund’s total assets.

(11)  With respect to Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Quality ETF, Invesco Treasury Collateral ETF and Invesco Variable Rate Preferred ETF make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such repurchase agreements and loans would exceed 331/3% of the value of the Fund’s total assets.

(12)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(13)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(14)  With respect to each Fund except Invesco KBW Bank ETF and Invesco KBW Regional Banking ETF, issue senior securities, except as permitted under the 1940 Act.

(15)  With respect to Invesco KBW Bank ETF and Invesco KBW Regional Banking ETF, issue senior securities.

Except for restrictions (7), (8), (10)(iii), (11)(iii), (14) and (15), if a Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (7), (8), (10)(iii), (11)(iii), (14) and (15), in the event that a Fund’s borrowings, repurchase agreements and loans of portfolio securities at any time exceed 331/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, repurchase agreements and loans of portfolio securities to an extent that such borrowings, repurchase agreements and loans of portfolio securities will not exceed 331/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund (except as shown below) also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Each Fund (except as shown below) may not:

(1)  Except for Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  With respect to Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

(3)  Except for Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(4)  With respect to Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Senior Loan ETF, Invesco S&P 500® High Beta ETF and Invesco S&P 500® Low Volatility ETF, purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

(5)  Except for Invesco CEF Income Composite ETF and Invesco KBW High Dividend Yield Financial ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(6)  With respect to Invesco CEF Income Composite ETF and Invesco KBW High Dividend Yield Financial ETF, purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(7)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8)  Invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments.

The investment objective of each Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

In accordance with the 1940 Act, each of the following Funds has adopted a policy (as set forth below) to invest in securities suggested by the Fund’s name (an “80% investment policy”).

Each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA SmallCap Momentum ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Nasdaq Biotechnology ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco PHLX Semiconductor ETF, Invesco Preferred ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF and Invesco VRDO Tax-Free ETF has adopted an 80% investment policy and considers securities suggested by its name to be those securities that comprise its Underlying Index.

Each Fund (except Invesco VRDO Tax-Free ETF) will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities.

Invesco VRDO Tax-Free ETF will meet its 80% investment policy by investing at least 80% of its total assets in such securities.

Invesco Solar ETF has adopted an 80% investment policy and considers companies in the solar industry to be those companies that comprise its Underlying Index and that derive at least 50% of their revenues from the solar industry. The Fund will meet its 80% investment policy by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in such securities.

The 80% investment policy for each Fund (except for Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF) is a non-fundamental policy, and each of these Funds will provide its shareholders with at least 60 days’ prior written notice of any change to its 80% investment policy.

The 80% investment policy for each of Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF is fundamental and may not be changed without shareholder approval.

In addition to its fundamental 80% investment policy, each of Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF and Invesco New York AMT-Free Municipal Bond ETF has adopted a non-fundamental investment policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that are exempt from the federal alternative minimum tax. The Board may change this non-fundamental policy at any time upon 60 days’ notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Each Fund’s investment objective is to seek to track the investment results, before fees and expenses, of its respective Underlying Index. Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Invesco CEF Income Composite ETF invests primarily in securities of other mutual funds (which may include affiliated Invesco mutual funds). Information about the investment strategies of those affiliated mutual funds is contained in the prospectuses and SAIs for those funds.

Each Fund operates as an index fund and will not be actively managed. Each Fund (except for Invesco California AMT-Free Municipal Bond ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF) attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although any Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track an Underlying Index.

Each of Invesco California AMT-Free Municipal Bond ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF generally uses a “sampling” methodology to seek to achieve its respective investment objective. Funds using a sampling methodology may not be as well-correlated with the return of its Underlying Index as would be the case if such Fund purchased assets of the securities in its respective Underlying Index in the proportions represented in such Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in each Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds are not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities a Fund holds unless the respective index provider removes the securities of such issuer from its respective Underlying Index.

Bonds.  A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating- rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. A Fund may treat some of these types of bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the bonds may not be able to meet their obligations on interest or principal payments at the time called for by the bond.

Borrowing.  Each Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. Borrowing also may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Under the 1940 Act, a registered investment company can borrow an amount up to 331/3% of its assets for temporary or emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling securities under these circumstances may result in a Fund having a lower NAV per Share. Given the nature of its investments, Invesco Senior Loan ETF has entered into a committed, unsecured line of credit with a syndicate of banks led by State Street Bank and Trust Company. The Adviser believes that, in the event of abnormally heavy redemption requests, Invesco Senior Loan ETF’s borrowing ability under this line of credit would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely. Invesco Senior Loan ETF will bear any interest expenses associated with the line of credit should the Fund resort to borrowing from the line of credit. The Adviser will pay the set-up fees and the commitment fee based on the commitment amount.

China Investment Risk.  The value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect its public and private sector companies. In the past, the Chinese government has, from time to time, taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, controlled the rate of inflation or otherwise regulated economic expansion. It may do so in the future as well. As a result, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies. Further, health events, such as the recent coronavirus (“COVID-19”) outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. In addition, any reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. From time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

China A-Share Investment Risk.  The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to as the Connect Program) are securities trading and clearing programs through which a fund can trade eligible listed China A-shares. Investing in A-shares through the Connect Program is subject to trading, clearance, settlement and other procedures, which could pose risks to a fund. Trading through the Connect Program is subject to the Daily Quota, which may restrict a fund’s ability to invest in A-shares through the Connect Program on a timely basis. The Connect Program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through the Connect Program may subject a fund to the risk of price fluctuations on days when the Chinese markets are open, but the Connect Program is not trading.

Chinese Variable Interest Entity Investment Risk.  Many Chinese companies have created a special structure, which is based in China, known as a variable interest entity (“VIE”) as a means to circumvent limits on direct foreign ownership of equity in Chinese operating companies in certain sectors, such as internet, media, education and telecommunications, imposed by the Chinese government. Typically in such an arrangement, a China-based operating company establishes an offshore “holding” company in another jurisdiction that likely does not have the same disclosure, reporting, and governance requirements as the United States. The holding company issues shares, i.e., is “listed”, on a foreign exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. The listed holding company enters into service and other contracts with the China-based operating company, typically through the China-based VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited sector in China. The operations and financial position of the VIE are included in consolidated financial statements of the listed holding company. Foreign investors, including mutual funds and ETFs (such as the Funds), hold stock in the listed holding company rather than directly in the China-based operating company.

The VIE structure allows foreign shareholders to exert a degree of control and obtain economic benefits arising from the operating company but without formal legal ownership because the listed holding company’s control over the operating company is predicated entirely on contracts with the VIE. The listed holding company is distinct from the underlying operating company, and an investment in the listed holding company represents exposure to a company that maintains service contracts with the operating company, not equity ownership.

Investments in companies that use VIEs may pose additional risks because the investment is made through the listed holding company’s service and other contractual arrangements with the underlying Chinese operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. The contractual arrangements between the VIE and the operating company may not be as effective in providing operational control as direct equity ownership. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The owners of the VIE could decide to breach the contractual arrangements with the listed holding company and it is uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Fund’s returns and NAV.

The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted and what impact such laws may have on foreign investors. There is a risk that China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of any associated portfolio holdings would likely suffer substantial, detrimental, and possibly permanent loss.

Chinese companies, including those listed on U.S. exchanges, are generally not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about VIEs may be less reliable or complete. Foreign companies with securities listed on U.S. exchanges, including those that utilize VIEs, may be delisted if they do not meet the requirements of the listing exchange, the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. government, which could significantly decrease the liquidity and value of such securities. Actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the liquidity and value of such securities.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Funds’ investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Correlation and Tracking Error.  Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to its Underlying Index’s average monthly total returns over the prior one- year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in each Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Funds that issue and/or redeem Creation Units principally for cash generally will incur higher costs in buying and selling securities than if they issued and/or redeemed Creation Units principally in-kind.

In addition, the use of a representative sampling approach (which may arise for a number of reasons, including a large number of securities within an Underlying Index, or the limited assets of a Fund) may cause a Fund not to be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It also is possible that, for short periods of time, a Fund may not replicate fully the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because each Fund is required to correct such imbalances by means of adjusting the composition of its portfolio holdings. It also is possible that the composition of a Fund may not replicate exactly the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings to continue to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “Code”).

Equity Securities.  Certain Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The value of equity securities may fall as a result of factors directly relating to the issuer, such as decisions made by its management or lower demand for its products or services. An equity security’s value also may fall because of factors affecting not just the issuer, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of an issuer’s equity securities also may be affected by changes in financial markets that are relatively unrelated to the issuer or its industry, such as changes in interest rates or currency exchange rates. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Equity securities may include:

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Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks usually do not have voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of preferred stock take precedence over the claims of those who own common stock, but are subordinate to those of bond owners.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own convertible securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Cybersecurity Risk.  The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Natural Disaster/Epidemic Risk.  Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Additionally, if a sector or sectors in which an Underlying Index is concentrated is negatively impacted to a greater extent by such events, a Fund may experience heightened volatility. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of a Fund’s investments.

COVID-19.  The current outbreak of the novel strain of coronavirus COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Derivatives Risk.  Derivatives are financial instruments that derive their performance from an underlying asset, index, interest rate or currency exchange rate. Derivatives are subject to a number of risks including credit risk, interest rate risk, and market risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The counterparty to a derivative contract might default on its obligations. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in a Fund that invests in derivatives may change quickly and without warning.

For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If a Fund uses derivatives to “hedge” a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of a Fund. Over-the- counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodities Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will require a Fund that qualifies as a “limited derivatives user” (generally, a Fund that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Fund’s derivatives risks, while a Fund that does not so qualify will be required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Fund incurs from its derivatives transactions. This new regulatory framework will also eliminate the asset segregation and coverage framework currently used by the Funds to comply with Section 18 of the 1940 Act in connection with derivatives and certain other financing transactions. As the Funds transition into compliance with Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements described in this SAI may be impacted.

Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency transactions in anticipation of, or to protect themselves against, fluctuations in exchange rates.

A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A fund may enter into forward foreign currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally.

At the maturity of a forward foreign currency contract, a fund may either exchange the currencies specified at the maturity of the contract or, prior to maturity, such fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contracts are usually effected with the counterparty to the original forward contract. A fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. These contracts are known as “non-deliverable forwards.”

The Funds generally will invest in forward foreign currency contracts that are not contractually required to “cash-settle” (i.e., are deliverable). The Funds will comply with guidelines established by the SEC and its staff with respect to “cover” requirements of forward foreign currency contracts. Generally, with respect to deliverable forward foreign currency contracts, a Fund will cover its open positions by setting aside liquid assets equal to the contracts’ full notional value.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests”. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests”. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, margin requirements, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments.

The cost to a fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities a fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Futures and Options.  Certain Funds may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs.

A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities they are committed to purchase. The Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Funds may enter into futures contracts to purchase security indices when the Adviser or Sub- Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The custodian will segregate assets committed to futures contracts to the extent required by law.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the existing position in the contract.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAVs of the Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time. The Funds may utilize futures contracts only if an active market exists for such contracts.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the Underlying Indexes. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. No Fund plans to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying Indexes.

There also is the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Funds have an open position in the futures contract or option; however, this risk substantially is minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

Restrictions on the Use of Futures Contracts, Options on Futures Contracts and Swaps.  Rule 4.5 of the Commodity Exchange Act (“CEA”) significantly limits the ability of certain regulated entities, including registered investment companies such as the Trust, to rely on an exclusion that would not require its investment adviser to register with the CFTC as a commodity pool operator (“CPO”). However, under Rule 4.5, the investment adviser of a registered investment company may claim exclusion from registration as a CPO only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions with respect to futures contracts do not exceed 5% of the liquidation value of the registered investment company’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the registered investment company’s portfolio (taking into account unrealized profits and unrealized losses on any such positions). The Adviser has claimed exclusion on behalf of each Fund (except Invesco CEF Income Composite ETF) under Rule 4.5 which effectively limits the Funds’ use of futures, options on futures, swaps, or other commodity interests. Each Fund (except Invesco CEF Income Composite ETF) currently intends to comply with the terms of Rule 4.5 so as to avoid regulation as a commodity pool, and as a result, the ability of each Fund to utilize futures, options on futures, swaps, or other commodity interests may be limited in accordance with the terms of the rule, as well as any limits set forth in the Funds’ Prospectuses and this SAI. Each Fund (except for the Invesco CEF Income Composite ETF) therefore is not subject to CFTC registration or regulation as a commodity pool.

The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in this SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Funds’ Prospectuses.

While not anticipated, should a Fund invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, such Fund may be subject to regulation under the CEA and CFTC Rules as a commodity pool. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Because Invesco CEF Income Composite ETF invests in other mutual funds, including U.S.-listed closed- end funds, that may in turn invest in futures contracts for purposes that are not solely for “bona fide hedging” in excess of the limitations imposed by Rule 4.5, Invesco CEF Income Composite ETF may be subject to regulation under the CEA and CFTC Rules as a commodity pool. The Adviser is registered as a CPO and Invesco CEF Income Composite ETF operates in accordance with CFTC Rules. Registration as a commodity pool may have negative effects on the ability of a Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, Invesco CEF Income Composite ETF’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, with the Adviser registered as a CPO, Invesco CEF Income Composite ETF is subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs of registered investment companies to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. The CFTC’s harmonization rules relating to disclosure and reporting requirements between the CFTC and the SEC have not materially affected, to date, the ability of the Fund to achieve its investment objective within the constraints of the dual regulation. If the Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Adviser may recommend that the Board reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

High Yield Debt Securities.  Certain Funds may invest in high yield debt securities, which are rated below investment grade and commonly are known as “junk bonds.” Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which generally are less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility than investments in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a

Fund could sell a high yield debt security, and could adversely affect the daily NAV per share of the Fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid Investments.  The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. For purposes of this 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Each Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, the appropriate level of liquidity is being maintained, and will take steps to ensure it adjusts its liquidity consistent with the policies and procedures adopted by the Trust on behalf of the Funds. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Lending Portfolio Securities.  From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

Although voting rights may pass with the lending of portfolio securities, a Fund will be entitled to call loaned securities, or otherwise obtain rights to vote or consent, when deemed necessary by the Adviser with respect to a material event affecting securities on loan. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund or the Adviser will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Leverage Risk.  The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolios of the Funds to be more volatile than if a portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by a Fund and Underlying Fund.

LIBOR Transition Risk.  A Fund may invest in financial instruments (including variable or floating rate loans, debt securities, and derivatives such as interest rate futures) that are tied to the London Interbank Offered Rate (“LIBOR”). LIBOR is a common benchmark interest rate index used to make adjustments to variable-rate loans and to determine interest rates for a variety of financial instruments and borrowing arrangements. A Fund’s investments may pay interest at floating rates based on LIBOR, may be subject to interest caps or floors based on LIBOR, or may otherwise reference LIBOR as a reference rate to determine payment obligations, financing terms, hedging strategies or investment value.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently expected that LIBOR will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Additionally, while some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate- setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to a Fund.

Industry initiatives are underway to identify and begin implementation of alternative reference rates; however, there are challenges to converting certain securities and transactions to a new reference rate. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced a replacement for LIBOR, the Secured Overnight Funding Rate (SOFR). The Federal Reserve Bank of New York began publishing the SOFR in April 2018, which is a broad measure of the cost of overnight borrowing of cash collateralized by Treasury securities. SOFR is intended to serve as a reference rate for U.S. dollar-based debt and derivatives and ultimately reduce the markets’ dependence on LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in the United Kingdom.

Loans.  Invesco Senior Loan ETF may invest in loans. Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Loans often are obligations of borrowers who have incurred a significant percentage of debt compared to equity issued and thus are highly leveraged. All or a significant portion of the loans in which Invesco Senior Loan ETF will invest are expected to be below investment grade quality.

Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest. If a Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan. If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan. Invesco Senior Loan ETF generally will purchase loans from banks or other financial institutions through assignments or participations.

When a Fund acts as one of a group of lenders originating a senior loan, it may participate in structuring the senior loan and have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-offs. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the amount of interest on or principal of a senior loan, releasing collateral, changing the maturity of a senior loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Invesco Senior Loan ETF usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders. Assignments may be arranged through private negotiations and the rights and obligations acquired by the purchase of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest represents a fractional interest in a loan held by the lender selling the Fund the participation interest. In the case of participations, Invesco Senior Loan ETF will not have any direct contractual relationship with the borrower, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

Invesco Senior Loan ETF may be subject to the credit of both the agent and the lender from whom the Fund acquires a participation interest. These credit risks may include delay in receiving payments of principal and interest paid by the borrower to the agent or, in the case of a participation, offsets by the lender’s regulator against payments received from the borrower. In the event of the borrower’s bankruptcy, the borrower’s obligation to repay the loan may be subject to defenses that the borrower can assert as a result of improper conduct by the agent.

Historically, the amount of public information available about a specific loan has been less extensive than if the loan were registered or exchange-traded.

The loans in which Invesco Senior Loan ETF will invest will, in most instances, be secured and senior to other indebtedness of the borrower. Each loan generally will be secured by collateral such as accounts receivable, inventory, equipment, real estate, intangible assets such as trademarks, copyrights and patents, and securities of subsidiaries or affiliates. Collateral also may include guarantees or other credit support by affiliates of the borrower. The value of the collateral generally will be determined by reference to financial statements of the borrower, by an independent appraisal, by obtaining the market value of such collateral, in the case of cash or securities if readily ascertainable, or by other customary valuation techniques considered appropriate by the Adviser or Sub-Adviser. The value of collateral may decline after the Fund’s investment, and collateral may be difficult to sell in the event of default. Consequently, the Fund may not receive all the payments to which it is entitled. The loan agreement may or may not require the borrower to pledge additional collateral to secure the senior loan if the value of the initial collateral declines. In certain circumstances, the loan agreement may authorize the agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the lenders. By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans generally are repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. To the extent that the Fund invests in unsecured loans, if the borrower defaults on such loan, there is no specific collateral on which the lender can foreclose. If the borrower defaults on a subordinated loan, the collateral may not be sufficient to cover both the senior and subordinated loans. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Invesco Senior Loan ETF may purchase and retain in its portfolio senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Investing in senior loans involves investment risk, and some borrowers default on their senior loan payments.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the LIBOR. For example, if LIBOR were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%.

Although a base rate such as LIBOR can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of senior loans may be considerably less than their stated maturity.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents typically are paid fees by the borrower for their services.

The agent is responsible primarily for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is paid a fee by the borrower for its services. The agent generally is required to administer and manage the senior loan on behalf of other lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally also is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a senior loan. Invesco Senior Loan ETF normally relies on the agent to collect principal of and interest on a senior loan. The Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the Fund (or the lender from whom the Fund has purchased a participation) of any adverse change in the borrower’s financial condition. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

Loan agreements may provide for the termination of the agent’s agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor, with respect to an assignment interpositioned between Invesco Senior Loan ETF and the borrower, become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, the

Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in its NAV.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or void, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement also may require the prepayment of the loans from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding loan.

In the process of buying, selling and holding senior loans, Invesco Senior Loan ETF may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. Facility fees are paid to lenders when a senior loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a senior loan commitment. Lenders may receive prepayment penalties when a borrower prepays a senior loan. Whether the Fund receives a facility fee in the case of an assignment, or any fees in the case of a participation, depends on negotiations between the Fund and the lender selling such interests. When the Fund buys an assignment, it may be required to pay a fee to the lender selling the assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee.

Notwithstanding its intention in certain situations not to receive material, non-public information with respect to its management of investments in loans, the Adviser or the Sub-Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s or the Sub-Adviser’s efforts to avoid such possession, but in other instances the Adviser or the Sub-Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). The Adviser’s or the Sub-Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s or the Sub-Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Loans might not be considered securities for purposes of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), and therefore a risk exists that purchasers may not be entitled to rely on the anti-fraud provisions of those Acts. An increase in demand for loans may benefit the Invesco Senior Loan ETF by providing increased liquidity for such loans and higher sales prices, but it also may adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline.

Invesco Senior Loan ETF generally will sell loans it holds by way of an assignment but may at any time facilitate its ability to fund redemption requests by selling participation interests in such loans. The Fund may be required to pass along to a person that buys a loan from the Fund by way of assignment or participation interest a portion of any fees to which the Fund is entitled.

Low or Negative Interest Rates.  In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to recent market volatility and economic uncertainty arising from the COVID-19 pandemic, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain foreign countries have pursued negative interest rate policies. These actions present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income- producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

With respect to a money market fund, which seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the money market fund’s ability to maintain a stable $1.00 share price. During a low or negative interest rate environment, such money market fund may reduce the number of shares outstanding on a pro rata basis through reverse stock splits, negative dividends or other mechanisms to seek to maintain a stable $1.00 price per share, to the extent permissible by applicable law and its organizational documents. Alternatively, the money market fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents.

Money Market Instruments.  Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser or Sub-Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer and cover a municipal security to its maturity, thereby enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or

(iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Securities.  Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which these Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds also generally are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds usually are related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

An investment in these Funds should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond; however, with respect to Invesco VRDO Tax- Free ETF, the bonds in which that Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which Invesco VRDO Tax-Free ETF invests bear income at an interest rate that is adjusted periodically, the value of the underlying “variable-rate” bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates.

The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for Funds to value accurately than securities of public corporations. Since certain Funds may invest a significant portion of their portfolio in municipal securities, each such Fund’s portfolio may have greater exposure to liquidity risk than a Fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Lease obligations may have risks normally not associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the investment objective and policies of certain Funds would need to be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There also is the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

There is no guarantee that the relevant Funds’ income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Other Investment Companies.  Each Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 pursuant to Section 12(d)(1)(J) of the 1940 Act (the “2012 Order”). Absent such exemptive relief, each Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, no Fund (except Invesco CEF Income Composite ETF and Invesco KBW High Dividend Yield Financial ETF) may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, each Fund may invest in registered investment companies in excess of the limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. The total amount of securities held by a Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by the Adviser or its affiliates (as well as shares held by the Adviser and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and none of these entities (including the Funds) may individually or collectively exert a controlling influence over the acquired investment company. Each Fund may not rely on the 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust previously obtained exemptive relief in 2007 that allows other investment companies to acquire Shares in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. If a Fund relies on the 2012 Order, it will not enter into a participation agreement pursuant to the 2007 Order, and if a Fund has a signed participation agreement in effect pursuant to the 2007 Order, it will not rely on the 2012 Order.

In October 2020, the SEC adopted a new regulatory framework, including new Rule 12d1-4 under the 1940 Act, for fund-of-funds arrangements. This new regulatory framework includes, among other things, the rescission of certain SEC exemptive orders (including the 2007 Order and 2012 Order) and rules permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters. The rescission of exemptive relief is effective January 19, 2022. After such time, the Funds will no longer be able to rely on the 2007 Order or 2012 Order and will be subject instead to Rule 12d1-4 and other applicable rules, or (where applicable) otherwise must comply with the provisions of Section 12(d)(1).These regulatory changes may adversely impact a Fund’s investment strategies and operations to the extent that it invests, or might otherwise have invested, in shares issued by other investment companies.

Ratings.  An investment grade rating means the security or issuer is rated investment-grade by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Ltd. (“Fitch”) or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser, as applicable. Bonds rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch are considered “investment grade” securities; bonds rated Baa3 by Moody’s are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB- by S&P or Fitch are regarded as having adequate capacity to pay principal and interest.

Real Estate Investment Trusts (“REITs”).  REITs pool investors’ funds for investments primarily in real estate properties to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

A Fund conceivably could own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes, capital expenditures and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates also may affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements.  Each Fund may enter into repurchase agreements, which are agreements pursuant to which a Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser for a Fund will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements.  Certain Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Adviser or Sub-Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Rule 144A Securities and Other Exempt Securities Risk.  A Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act. These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Although such securities may be determined to be liquid in accordance with the requirements of Rule 22e-4 under the 1940 Act, if there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, a Fund may have difficulty selling such securities at a desirable time or price. As a result, a Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as a Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.

Risks Related to Russian Invasion of Ukraine.  In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.

Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.

In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.

Structured Notes.  A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note. This means that the Fund may lose money if the issuer of the note defaults, as the Fund may not be able to readily close out its investment in such notes without incurring losses.

Swap Agreements.  Certain Funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”, and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

A Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement (other than a credit default swap for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, a Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, a Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.

A Fund may also enter into swaps on an index, including credit default index swaps (CDX), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (CMBX) is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than credit default swaps. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Swaps traded in the over-the-counter market are subject to margin requirements which, once implemented, may increase the cost to the Fund of engaging in such transactions.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

U.S. Government Obligations.  Certain Funds may invest in short-term U.S. Government obligations. U.S. Government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the U.S. Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

U.S. Registered Securities of Foreign Issuers.  Certain Funds may invest in U.S. registered, dollar- denominated bonds of foreign corporations, governments, agencies and supra-national entities, preferred securities of foreign issuers, or preferred securities otherwise exempt from registration. Investing in U.S. registered, dollar-denominated, investment grade bonds or preferred securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Warrants and Rights.  Certain Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

When Issued and Delayed Delivery Transactions.  Invesco Senior Loan ETF may purchase and sell interests in senior loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in senior loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid senior loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund’s portfolio consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when issued or delayed delivery basis.

Special Risks Associated with Investments in California

Introduction.  Invesco California AMT-Free Municipal Bond ETF generally invests in California municipal securities. The payment of interest on, and preservation of principal in, these securities are dependent upon the continuing ability of State of California (referred to in this section as the “State” or “California”) issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

The following is a brief summary of some of the factors that may affect the financial condition of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in this summary could have an adverse impact on the financial condition of California and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities. The information provided below is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents, and has not been independently verified by the Fund. In addition, as a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in the State may change negatively and more rapidly than usual and the State may be less able to maintain up-to-date information for the public. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the current or projected State financial situation. The Fund assumes no responsibility for the completeness or accuracy of such information.

Overview of State Economy.  California’s economy, the largest among the 50 states, the fifth largest in the world (in terms of gross domestic product), and one of the most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, agriculture, government, tourism, construction, and services. Events that adversely impact such industries may also negatively affect the economy of the State and its municipalities. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State or its municipalities. California is also prone to environmental risks and natural disasters and, because of its active economy, high level of visitors and some densely populated areas, can be particularly affected by pandemics.

Current Economic Conditions.  The State entered 2020 with historic levels of reserves. However, the State’s General Fund has been materially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the State and national economy. The State has, and is expected to continue to, incur substantial direct costs in responding to COVID-19. These costs include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, and housing and food assistance. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (CRF), of which California has received approximately $9.5 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to the State will be sufficient to address California’s economic challenges. The rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for its economy.

There are other risks to the State’s fiscal health, such as potentially unfavorable changes to federal policies, the uncertain impact of changes in federal tax law and trade policy, the impact of climate change, and significant unfunded liabilities associated with the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (CaLPERS) and the California State Teachers’ Retirement System (CalSTRS). In addition, the State’s revenues (particularly the personal income tax) can be volatile and correlate to overall economic conditions.

There is no assurance that any California issuer will remain solvent or make full or timely payments of principal or interest. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default. There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more challenging, or that other changes in the State or national economies will not materially adversely impact California’s financial condition.

General Risks.  Many complex political, social, health, environmental, and economic factors influence the State’s economy and finances. Such factors may affect the State’s budget unpredictably from year to year. Such factors include, but are not limited to: (i) the performance of the national and State economies, including the threat of recession and increased market volatility; (ii) the receipt of revenues below projections; (iii) a delay in or an inability of the State to implement budget solutions as a result of current or future litigation; (iv) the impact of natural disasters (such as drought or wildfires), pandemics, or social unrest; (v) an inability to implement all planned expenditure reductions; and (vi) actions taken by the federal government, including audits, disallowances, changes in aid levels, and international trade policies. These factors are continually changing, and no assurances can be given with respect to how these factors or other factors will materialize in the future or what impact they will have on the State’s fiscal and economic condition. Such factors could have an adverse impact on the State’s budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in the State’s and municipal issuers’ future borrowing costs, and impairment of their ability to pay debt service on their obligations.

Limitations on Taxes, Other Charges and Appropriations.  Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13”. Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. In addition, Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax” (i.e., a tax devoted to a specific purpose).

On November 5, 1996, the voters of the State approved Proposition 218, which added Articles XIIIC and XIIID to the State Constitution. Such articles contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees, and charges. Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote, and taxes for specific purposes require a two- thirds vote. Article XIIID contains several provisions that make it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean any “levy other than an ad valorem tax, a special tax, or an assessment, imposed by an agency upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service”. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes.

Appropriations Limits.  The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. No limit is imposed on appropriations of funds which are not “proceeds of taxes”, such as reasonable user charges or fees, and certain other non-tax funds. The appropriations limit in Article XIIIB may be exceeded in cases of emergencies.

The appropriations limit for each year is adjusted annually to reflect changes in State per capita personal income, changes in population, and, when applicable, any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The State’s Department of Finance estimates the State was approximately $1.8 billion below the appropriations limit for fiscal year 2019- 20, approximately $2.3 billion over the appropriations limit in fiscal year 2020-2021, and approximately $4.1 billion below the appropriations limit in fiscal year 2021-22.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC, and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and State per capita personal income, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State.  The State Treasurer (Treasurer) is responsible for the sale of most debt obligations of the State and its various authorities and agencies.

General Obligation Bonds.  General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Under the California Constitution, general obligation bonds cannot be used to finance budget deficits. As of January 1, 2021, the State had outstanding approximately $71.9 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71.2 billion were payable primarily from the General Fund, and approximately $673 million were “self-liquidating” bonds payable first from other special revenue funds. As of July 1, 2020, there were unused voter authorizations for the future issuance of approximately $31.9 billion of long-term general obligation bonds, some of which may be first issued as commercial paper notes. Of this unissued amount, approximately $1.1 billion is for general obligation bonds payable first from other revenue sources. Bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.

Based on estimates from the State Department of Finance, approximately $4.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $783 million of lease-revenue bonds are expected to be issued in fiscal year 2020-21. The actual amount of bonds sold will depend on factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.

The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (General Fund Debt Ratio), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes in these assumptions will impact the projected General Fund Debt Ratio. As of July 1, 2020, the total outstanding debt for general obligation and lease-revenue bonds was approximately $80.4 billion. Based on the revenue estimates contained in the 2020-21 Governor’s Budget (as defined below) and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 6.56% in fiscal year 2021-22.

Non-Recourse Obligations.  Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue- producing enterprises and projects (e.g., among other revenue sources, taxes, fees, and/or tolls) and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities, and pollution control facilities.

Obligations of Other Issuers.  There are a number of State agencies, instrumentalities, and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance.  In the aftermath of Proposition 13, which reduced and limited future growth of local property taxes, the Legislature enacted measures to provide aid to local governments, including from the General

Fund, to make up for the local governments’ loss of property tax revenue. The enactment of Proposition 1A in November 2004 substantially changed the ability of the State to use local government taxing sources to aid the State budget. See “State-Local Fiscal Relations” below.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints that may be experienced by many local governments, particularly counties. The most recent economic slowdown following the outbreak of COVID-19 in the State, with its corresponding reduction in State and local revenues, put additional pressure on local government finances.

Counties and cities may face further budgetary pressures as a result of responsibilities to provide welfare and public assistance programs. Generally, counties play a large role in the system and, while eligibility requirements and benefit levels are established by the State, are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted to employees during economic boom times.

2020-21 Budget.  On June 26, 2020, California Governor Gavin Newsom signed the State’s budget for fiscal year 2020-21. The 2020 Budget Act projected to end fiscal year 2020-21 with a $5.8 billion General Fund reserve. General Fund revenues and transfers for fiscal year 2020-21 were projected at $137.7 billion, an increase of $94 million or 0.1% compared with revised estimates for fiscal year 2019-20. General Fund expenditures for fiscal year 2020-21 were projected at $133.9 billion, a decrease of $13.0 billion or 8.9% compared to the prior year.

Job losses and business closures caused by the fiscal challenges arising from the outbreak of COVID-19 had a significant adverse impact on the State’s revenue. The revenue drop combined with increased costs to help address COVID-19 health challenges resulted in a $54.3 billion budget shortfall. The 2020 Budget Act sought to address the shortfall through the use of existing reserves, special fund borrowing, deferrals, cancelled program expansions, and trigger reductions, among other solutions. In addition, the 2020 Budget Act proposed Proposition 98 funding of $70.9 billion for fiscal year 2020-21, of which $45.1 billion is from the General Fund. The 2020 Budget Act included a $6.8 billion and $1.3 billion decrease in the General Fund investment in K-12 and higher education, respectively, compared to the 2019-20 budget.

2021-22 Proposed Governor’s Budget.  The 2021-22 Governor’s Budget, released on January 8, 2021 by Governor Gavin Newsom, revises various revenue and expenditure estimates for fiscal year 2020-21. The 2021-22 Governor’s Budget projects that the State will end fiscal year 2021-22 with General Fund reserves of approximately $6.1 billion.

The 2021-22 Governor’s Budget proposes approximately $164.5 billion in General Fund expenditures, an increase of 5.5% from fiscal year 2020-21. The 2021-22 Governor’s Budget projects that the General Fund revenue and transfers will be $158.4 billion, a decrease of 2.7% from fiscal year 2020-21. The 2021-22 Governor’s Budget expects that the main source of tax revenue (personal income tax) will increase by approximately $5.2 billion relative to fiscal year 2020-21 (5.0%) while sales and use tax and corporate taxes are expected to decline by $583 and $312 million, respectively (2.2% and 1.8%, respectively).

LAO Report.  On January 10, 2021, the Legislative Analyst’s Office (LAO) released its analysis of the 2021-22 Governor’s Budget (LAO Report). In reaching its conclusions, the LAO performs an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.

The LAO Report on the 2021-22 Governor’s Budget stated that although the Governor’s immediate action proposals contemplate challenging timelines, the immediate action items would generally benefit the State. The LAO Report cautioned that the 2021-22 Governor’s Budget should complement, rather than duplicate, federal efforts contemplated in the Consolidated Appropriations Act of 2021, which contains approximately $900 billion in federal stimulus. The LAO Report also encouraged the legislature to take steps towards restoring budget reserves that were used in fiscal year 2020-21 to help address COVID-19.

Litigation.  The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in government operations. The State and certain of its municipalities have taken positions in opposition to certain policies of the current federal government, which has led to legal disputes. These legal disputes, including their direct costs, could negatively affect certain sectors of the State’s economy. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements and other public disclosures) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the fund’s investments.

Retirement Systems.  Unfunded pension plans continue to add pressure to the State’s budget. California’s two main public pension funds are CalPERS and CalSTRS. As of June 30, 2020, CalPERS and CalSTRS served a combined total of more than 1.5 million members. CalPERS and CalSTRS each face unfunded future liabilities in the tens of billions of dollars. It is unknown how significantly the recession triggered by the COVID-19 pandemic will ultimately impact unfunded pension liabilities. As of June 30, 2020, CalPERS had an unfunded liability allocable to state employees (excluding judges and elected officials) of approximately $61.4 billion, and as of the same period, CalSTRS reported an unfunded accrued liability in its Defined Benefit Plan of approximately $102.7 billion. To address growing unfunded liabilities, the 2021-22 Governor’s Budget proposes investments totaling approximately $5.5 billion, including $3.0 from the General Fund, to help offset unfunded CalPERS liabilities and allocating $3.9 billion from the General Fund for the statutorily required contribution to CalSTRS.

Because the State may ultimately be responsible for paying the difference between the benefits paid and the contributions received by CalPERS and CalSTRS, these unfunded liabilities pose a significant risk to the State’s fiscal condition. In addition, with more money diverted to pension contributions, the State may have less resources available to meet its debt obligations (including related to debt held by the fund), which could impact the credit rating and marketability of its municipal bonds.

Other Considerations.  Measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue raising measures or that would further limit or, alternatively, increase the abilities of State and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity and is otherwise prone to other natural disasters, which could result in increased frequency and severity of earthquakes, wildfires, droughts, and floods. Such events have, in the past, resulted in significant disruptions of the State economy and required substantial expenditures from the State government. The risks of natural disasters of varying degrees continues to persist and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to estimate. Any obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

The State has experienced record drought conditions over the recent period. The drought conditions increased the State’s susceptibility to wildfires, and in 2020, the State experienced catastrophic wildfires that consumed over four million acres, far more than any previous year in the State’s history. The historic emergency response, while combatting the COVID-19 pandemic at the same time, strained the State’s emergency response capabilities. The Governor’s administration is developing a spending proposal to strengthen the State’s ability to respond to emergencies and support recovery efforts, especially in vulnerable communities. Building on significant investments in the State’s firefighting capabilities, the 2021-2022 Governor’s Budget adds $191 million General Fund to support wildfire management efforts.

Special Risks Associated with Investments in New York

Introduction.  Invesco New York AMT-Free Municipal Bond ETF generally invests in municipal securities issued by the State of New York (referred to in this section as “New York” or the “State”). The specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of the Budget of the State of New York (“DOB”). In addition, since the time that such resources were published, there have been, and may yet be, significant changes in circumstances altering the economic and budget predictions found in those publications and presented here, primarily on account of the economic and other impacts of the novel COVID-19 pandemic in the United States.

There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

State Economy.  The State has a diverse economy with a relatively large share of the nation’s financial activities, information, education, and health services employment, and a rather small share of the nation’s farming and mining activity. The State has the fourth highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Travel and tourism comprise a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an important hub for international commerce. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Nonetheless, manufacturing remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. New York City (referred to in this section as “New York City” or the “City”) has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.

The State has updated its economic outlook for fiscal year 2022. After a surge in the first quarter of 2021, personal income is projected to fall back as the disbursement of COVID-19 relief payments from recent fiscal stimulus bills concludes. But consumption is expected to remain strong as households continue to feel more comfortable going out to spend and reducing their saving back to more normal pre-pandemic levels. Moreover, the extension of unemployment benefits and its generous child tax credits will keep incomes elevated above their pre-pandemic level through the rest of 2021. Therefore, real consumption is forecast to grow rapidly at 6.8% in 2021, after a 3.9% drop in 2020. This strong growth is expected to continue, with a growth rate of 4.4% in 2022.

State Budget.  Each year, the Governor is required to provide the State Legislature (“Legislature”) with an executive budget, which constitutes the proposed State financial plan for the ensuing fiscal year (hereinafter, “fiscal year” or “FY”). The State’s fiscal year for 2020-2021 ended on March 31, 2021. (The State’s fiscal year for 2021-2022 runs from April 1, 2021 to March 31, 2022.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. The State financial results, as described below, are calculated on a cash accounting basis, showing revenues and expenditures. The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise.

The DOB has published the Enacted Budget Financial Plan for Fiscal Year 2022, which sets forth the State’s official financial plans for fiscal years 2021 through 2024, and reflects current assumptions concerning the financial impact of the COVID-19 pandemic. (The 2021 Financial Plan, to the extent updated and modified by updates, is referred to herein as the “Financial Plan”.) In June, the DOB also issued an Annual Information Statement, which is updated quarterly.

The Governor and Legislative leaders reached agreement on the outlines of the FY 2022 Enacted Budget in late March 2021. All debt service appropriations were passed on March 31, 2021, prior to the start of FY 2022. Both houses completed final action on the FY 2022 Budget on April 6, 2021. On April 19, 2021, the Governor completed his review of all budget bills, which included the veto of certain line-item appropriations, none of which had a material impact on the State’s financial projections. The improved fiscal outlook allowed for substantial revisions to the Executive Budget proposal during negotiations on the FY 2022 Enacted Budget.

DOB estimates that the Enacted Budget Financial Plan is balanced in the General Fund on a cash basis of accounting in both the current year (FY 2022) and the first outyear (FY 2023). Outyear budget gaps are estimated at $1.4 billion in FY 2024 and $2.0 billion in FY 2025. The total gap of $3.4 billion over the Financial Plan (FY 2022 through FY 2025) is $7.4 billion lower than the Executive Budget proposal and $35.3 billion lower than the baseline projection.

General Fund Balances and State Spending.  State Operating Funds encompasses the General Fund and a wide range of State activities funded from revenue sources outside the General Fund, including dedicated tax revenues, tuition, income, fees, and assessments. Activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund, but nonetheless are captured in State Operating Funds. In FY 2022 State Operating Funds spending is estimated at $112.2 billion. Excluding the recovery initiatives, which in State Operating Funds are expected to total $3.5 billion in FY 2022, spending is projected to grow by 4.3%.

The Financial Plan.  The Financial Plan is subject to economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions but can provide no assurance that results will not differ materially and adversely from these projections.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.

The Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Financial Plan is subject to various uncertainties and contingencies including, but not limited to wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. For example, the COVID-19 pandemic has led to changes in the behavior of resident and nonresident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a nonresident working from home pays New York income taxes on wages from a New York employer unless that employer has established the nonresident’s home office as a bona fide office of the employer.

There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures.

Local Assistance Spending. Local assistance spending includes payments to local governments, school districts, health care providers, managed care organizations, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. Local assistance comprises roughly two-thirds of State Operating Funds spending. School Aid and Medicaid account for roughly 70% of all local assistance spending. In FY 2021, the State withheld a percentage of local aid payments as a contingency measure. With certain exceptions, these withheld amounts were released for payment in March 2021. In most instances, the released payments were, or are expected to be processed in FY 2022, which affects annual spending growth

The FY 2022 Enacted Budget includes $29.5 billion for School Aid in school year (SY) 2022, representing an annual increase of nearly $3 billion (11.3%). This annual increase includes a school year basis Foundation Aid increase of $1.4 billion (7.6%), as part of a three-year phase-in of the Foundation Aid formula. In addition to State School Aid, schools will receive $13.0 billion of Federal resources via the Elementary and Secondary

School Emergency Relief (ESSER) and Governor’s Emergency Education Relief (GEER) funds allocated to public schools by the Coronavirus Response and Relief Supplemental Appropriations (CRRSA) Act and ARP. This funding, available for use over multiple years, is intended to help schools safely reopen for in person instruction, address learning loss, and respond to students’ academic, social, and emotional needs due to the disruptions of the COVID-19 pandemic.

In both SY 2023 and SY 2024, growth in School Aid largely reflects the final two years of the three-year phase-in of full funding of the current Foundation Aid formula. The SY 2023 and SY 2024 projections also assume growth in expense-based aids under current law and additional aid to provide a minimum annual increase and extra support to high-need districts. In SY 2025, current projections of growth in School Aid reflect the ten-year average growth in State personal income (PIGI)

Federal Issues.  The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Current Federal aid projections, and the assumptions on which they rely, are subject to revision because of changes in Federal policy.

The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Financial Plan.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Enacted Budget Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default. A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Debt Limits, Ratings, and Outstanding Debt.  As of March 31, 2021, State-related debt outstanding totaled $58.9 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.0% of New York personal income. The State uses three primary bond programs, PIT Revenue Bonds, Sales Tax Revenue Bonds, and to a lesser extent General Obligation Bonds, to finance capital spending. As of March 31, 2021, $43.7 billion of PIT Revenue Bonds were outstanding, $10.7 billion of Sales Tax Revenue Bonds were outstanding, and approximately $2.1 billion of General Obligation bonds were outstanding.

The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.

State Retirement Systems and Plan Amortization.  The State and Local Retirement System (“NYSLRS”) provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate plans). State employees made up about 32% of the membership as of March 31, 2020. There were 2,962 other public employers participating in the System, including all cities and counties (except New York City), most towns, villages and school districts

(with respect to non-teaching employees), and many public authorities. As of March 31, 2020, 673,336 persons were members of the System and 487,407 pensioners or beneficiaries were receiving pension benefits.

NYSLRS reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $268.3 billion (including $139.7 billion for retirees and beneficiaries) as of April 1, 2020, up from $260.3 billion as of April 1, 2019. The net position restricted for pension benefits as of March 31, 2020 was $198.1 billion, (including $5.0 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $17.1 billion or 7.9% from the FY 2019 level of $215.2 billion. The decrease in net position restricted for pension benefits from FY 2019 to FY 2020 is primarily the result of the net depreciation of the fair value of the investment portfolio. the System’s audited Financial Statement reports a time-weighted investment rate of return of negative 2.7% (gross rate of return before the deduction of certain fees) for FY 2020.

The Enacted Budget authorized the State, as an amortizing employer, to prepay to NYSLRS the total amount of principal due for its annual amortization installment or installments for a given fiscal year prior to the expiration of a ten-year amortization period. Contributions to NYSLRS are provided by employers and employees. The total State payment (including Judiciary) due to NYSLRS for fiscal year 2021 was approximately $2.390 billion. The estimated total State payment (including Judiciary) due to NYSLRS for fiscal year 2022 is approximately $2.314 billion. Multiple prepayments (including interest credit) reduced this amount to $20 million.

Litigation.  The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan. The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Financial Plan.

Public Authorities.  For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities’ issue bonds under two of the three primary State credits - PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes.

New York City Economy.  The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

After a winter slowdown, New York City’s economy started to rebound in early 2021. However, the pace of job growth has been far from uniform. Job growth is forecast to average a pace of 39,000 per quarter in 2022. This results in an annual average growth of 6.8% in 2022. This above-average employment growth will push total wage earnings higher. After contracting an estimated 4% in 2020, wage earnings are expected to rebound to 9.4% in 2022.

On a sectoral level, the ongoing recovery has been uneven. By far, the leisure & hospitality sector has been the most volatile. Leisure & hospitality employment is projected to accelerate, growing by 31% in 2022 as restaurants and businesses reopen. However, given the severity of the contraction and weak tourism projections, the sector’s employment is expected to remain below pre-pandemic levels throughout the forecast horizon. In contrast to leisure & hospitality, the construction sector’s recovery has been more rapid as real estate development recovered quickly. Despite employment falling by nearly half during the height of the pandemic, construction employment is expected to increase by 4.9% in 2022.

Unlike the face-to-face service sectors, the office using sectors registered relatively mild contractions due to the ability to implement work-from-home arrangements. Employment in financial activities remained relatively stable through the current crisis compared to prior recessions. The City Office of Management and Budget (“OMB”) projects the recovery will continue throughout the forecast horizon, with jobs in this sector increasing by 3.6% in 2022. Likewise, employment in the information sector, the smallest component of office-using employment, decreased by 33,600 jobs from February through June 2020, and OMB forecasts job growth of 6.2% in 2022, and headcount is expected to fully recover by 2023.

New York City Financial Plan.  In February 2021, the OMB released the February 2021 Financial Plan for fiscal years 2021-2025. On April 26, 2021, the Mayor’s office released the Executive Budget for fiscal year 2021 (the “Executive Budget”). On June 5, 2021, the City Council adopted the Executive Budget with certain modifications (the “City Plan”). The City’s fiscal year end is at the end of June; the 2021 fiscal year runs from July 1, 2021, to June 30, 2022. The budget totals approximately $92.3 billion. However, the Executive Budget projects gaps of $4.3 billion, $4.1 billion, and $4.2 billion for fiscal years 2023, 2024, and 2025, respectively. The Executive Budget estimates total revenues of approximately $100.6 billion for fiscal year 2021, $98.5 billion in 2022, $97.6 billion in 2023, $99.5 billion in 2024, and $100.9 billion in 2025. The Executive Budget’s projections for total expenditures for fiscal year 2021 is approximately $1.6 billion, $89.3 billion in 2022, $98.5 million in 2023, $103.2 billion in 2024, and $104.8 billion in 2025.

Other Localities.  Historically, the State has provided unrestricted financial assistance to cities, counties, towns, and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2021 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can affect adversely their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales, and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.

Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long- range economic trends. They also may require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may impact negatively the marketability of notes and bonds issued by the localities within the State.

PORTFOLIO TURNOVER

Each Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions and the nature of the Fund’s holdings. Each of the following Funds listed in the table below experienced significant variation in its portfolio turnover rate during the two most recently completed fiscal years ended August 31 due to the respective Underlying Index having a lower or higher portfolio turnover.

Fund	2021	2020

Invesco Russell 1000 Enhanced Equal Weight ETF	54%	28%

Invesco S&P SmallCap Energy ETF	26%	74%

Invesco Solar ETF	55%	28%

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule.  The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-PORT and Forms N-CSR on behalf of each Fund are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-630-933-9600 or 1-800-983-0903 or by writing to Invesco Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy.  The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

Each business day before the opening of regular trading on the Exchange where Shares are traded, the Fund discloses on its website (www.invesco.com/ETFs) the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. The Trust, the Adviser, the Sub-Advisers and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds’ portfolio holdings may be permitted at other times: (i) to personnel of third-party service providers, including the Funds’ custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Funds; or (ii) in instances when the Funds’ President and/or Chief Compliance Officer determines that (x) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (y) in making such disclosure, no conflict exists between the interests of the Funds’ shareholders and those of the Adviser or the Distributor.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has 10 Trustees. Nine Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The remaining Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and five other ETF trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee; Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	230	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	230	None.

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research	230	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	230	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for- profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	230	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	230	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999- 2003), Chief Financial Officer (temporary	230	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, NewYork-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund,

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.		LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	230	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and	230	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Community Bank— Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President,	230	None.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Adrien Deberghes—1967 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos—1970 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel—1980 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster—1962 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris—1964 Invesco Capital Management LLC, 11 Greenway Plaza Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During at Least the Past 5 Years

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date the Officer began serving the Trust in his or her current position. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2020, is shown below.

Name of Trustee	Dollar Range of Equity Securities in Invesco 1-30 Laddered Treasury ETF	Dollar Range of Equity Securities in Invesco California AMT-Free Municipal Bond ETF	Dollar Range of Equity Securities in Invesco CEF Income Composite ETF	Dollar Range of Equity Securities in Invesco DWA Small Cap Momentum ETF	Dollar Range of Equity Securities in Invesco Fundamental High Yield Corporate Bond ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	Over $100,000	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Fundamental Investment Grade Corporate Bond ETF	Dollar Range of Equity Securities in Invesco KBW Bank ETF	Dollar Range of Equity Securities in Invesco KBW High Dividend Yield Financial ETF	Dollar Range of Equity Securities in Invesco KBW Premium Yield Equity REIT ETF	Dollar Range of Equity Securities in Invesco KBW Property & Casualty Insurance ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco KBW Regional Banking ETF	Dollar Range of Equity Securities in Invesco NASDAQ 100 ETF	Dollar Range of Equity Securities in Invesco Nasdaq Biotechnology ETF	Dollar Range of Equity Securities in Invesco NASDAQ Next Gen 100 ETF	Dollar Range of Equity Securities in Invesco National AMT-Free Municipal Bond ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	$1-$10,000	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	$50,001-$100,000	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in New York AMT-Free Municipal Bond ETF	Dollar Range of Equity Securities in Invesco PHLX Semiconductor ETF	Dollar Range of Equity Securities in Invesco Preferred ETF	Dollar Range of Equity Securities in Invesco PureBetaSM MSCI USA ETF	Dollar Range of Equity Securities in Invesco PureBetaSM MSCI USA Small Cap ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	Over $100,000	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	$10,001-$50,000	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco PureBetaSM US Aggregate Bond ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Enhanced Equal Weight ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Equal Weight ETF	Dollar Range of Equity Securities in Invesco Russell 1000 Low Beta Equal Weight ETF	Dollar Range of Equity Securities in Invesco S&P 500 Enhanced Value ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	Over $100,000	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Beta ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500 Minimum Variance ETF
Independent Trustees

Ronn R. Bagge	None	None	$50,001-$100,000	Over $100,000	None

Todd J. Barre	None	None	None	Over $100,000	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Beta ETF	Dollar Range of Equity Securities in Invesco S&P 500® High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500® Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P 500 Minimum Variance ETF
Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	$50,001-$100,000	Over $100,000	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	$50,001-$100,000	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P 500 Momentum ETF	Dollar Range of Equity Securities in Invesco Invesco S&P 500 QVM Multi-factor ETF	Dollar Range of Equity Securities in Invesco S&P 500 Revenue ETF	Dollar Range of Equity Securities in Invesco S&P MidCap 400 QVM Multi-factor ETF	Dollar Range of Equity Securities in Invesco S&P MidCap 400 Revenue ETF
Independent Trustees				None

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P MidCap Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap 600 QVM Multi-factor ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap 600 Revenue ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Consumer Discretionary ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Consumer Staples ETF
Independent Trustees		None

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P SmallCap Energy ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Financials ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Health Care ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap High Dividend Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Industrials ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P SmallCap Information Technology ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Low Volatility ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Materials ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Quality ETF	Dollar Range of Equity Securities in Invesco S&P SmallCap Utilities & Communication Services ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	None	None	None	None

Edmund P. Giambastiani, Jr.	None	None	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	None	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	None	None	None	None

Interested Trustee

Kevin M. Carome	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P Ultra Dividend Revenue ETF	Dollar Range of Equity Securities in Invesco Senior Loan ETF	Dollar Range of Equity Securities in Invesco Solar ETF	Dollar Range of Equity Securities in Invesco Taxable Municipal ETF	Dollar Range of Equity Securities in Invesco Treasury Collateral ETF
Independent Trustees

Ronn R. Bagge	None	None	None	None	None

Todd J. Barre	None	$50,001-$100,000	None	None	None

Edmund P. Giambastiani, Jr.	None	$10,001-$50,000	None	None	None

Victoria J. Herget	None	None	None	None	None

Marc M. Kole	None	None	$10,001-$50,000	None	None

Yung Bong Lim	None	None	None	None	None

Joanne Pace	None	None	None	None	None

Gary R. Wicker	None	None	None	None	None

Donald H. Wilson	None	$50,001-$100,000	None	$50,001-$100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in Invesco S&P Ultra Dividend Revenue ETF	Dollar Range of Equity Securities in Invesco Senior Loan ETF	Dollar Range of Equity Securities in Invesco Solar ETF	Dollar Range of Equity Securities in Invesco Taxable Municipal ETF	Dollar Range of Equity Securities in Invesco Treasury Collateral ETF
Interested Trustee

Kevin M. Carome	None	$50,001-$100,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Invesco Variable Rate Preferred ETF	Dollar Range of Equity Securities in Invesco VRDO Tax-Free ETF	Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Independent Trustees

Ronn R. Bagge	None	None	Over $100,000

Todd J. Barre	None	None	Over $100,000

Edmund P. Giambastiani, Jr.	None	None	$10,001-$50,000

Victoria J. Herget	None	None	None (1)

Marc M. Kole	None	None	Over $100,000

Yung Bong Lim	Over $100,000	None	Over $100,000

Joanne Pace	None	None	Over $100,000

Gary R. Wicker	None	None	Over $100,000

Donald H. Wilson	None	None	Over $100,000

Interested Trustee

Kevin M. Carome	None	None	Over $100,000

(1)	As of the date of this SAI, Ms. Herget owns over $100,000 of equity securities in all registered investment companies overseen by her in the family of investment companies.

Share information for Mr. Lim includes shares of certain funds in which Mr. Lim is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2020, as to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure.  As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement, as amended and restated, between the Adviser and the Trust, on behalf of each Fund (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year and may meet more often as required. During the Trust’s fiscal year ended August 31, 2021, the Board held eight meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Mr. Kole (Chair), Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements, and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended August 31, 2021, the Audit Committee held six meetings.

Mr. Bagge, Dr. Barre, Admiral Giambastiani, Ms. Herget and Mr. Lim (Chair) currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to a Fund’s underlying index, (ii) to review any proposed changes to a Fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a Fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended August 31, 2021, the Investment Oversight Committee held four meetings.

Mr. Bagge (Chair), Dr. Barre, Admiral Giambastiani, Ms. Herget, Messrs. Kole and Lim, Ms. Pace, and Messrs. Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended August 31, 2021, the Nominating and Governance Committee held four meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. Mr. Bagge, as Chair of the Nominating and Governance Committee, serves as Vice Chair of the Board (“Vice Chair”). In the absence of the Independent Chair, the Vice Chair is responsible for all of the Independent Chair’s duties and may exercise any of the Independent Chair’s powers. The Chairs of each Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds in the Fund Family overseen by the Trustees, the size of the Board and the nature of the Funds’ business, as the Interested Trustee and officers of the Trust provide the Board with insight as to the daily management of the Funds while the Independent Chair promotes independent oversight of the Funds by the Board.

Risk Oversight.  Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, the following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003 and as Vice Chair with the Fund Family since 2018. He founded YQA Capital

Management, LLC in 1998 and has since served as a principal. Mr. Bagge serves as a Trustee and a member of the Investment Oversight Committee of Mission Aviation Fellowship. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Dr. Barre has served as a trustee with the Fund Family since 2010. He served as Assistant Professor of Business at Trinity Christian College from 2010 to 2016. Additionally, he earned his Doctor of Business Administration degree from Anderson University in 2019 with final dissertation research focused on exchange-traded funds. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Dr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Dr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2007, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Admiral Giambastiani has served as a trustee with the Fund Family since 2019. He founded Giambastiani Group LLC in 2007 and has since served as its President. He has served as a Director of The Boeing Company since 2009, as Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program since 2010, as Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory since 2010, as Defense Advisory Board Member of Lawrence Livermore National Laboratory since 2013, and as a Director of First Eagle Alternative Credit LLC since 2020. Previously, he served as Trustee of MITRE Corporation (2008-2020), Director of THL Credit, Inc. (2016-2020), Trustee of certain funds in the Oppenheimer Funds complex (2013-2019), an Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016), and Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011) of Monster Worldwide, Inc. Admiral Giambastiani also served in the United States Navy as a career nuclear submarine officer (1970-2007), as Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), as the first NATO Supreme Allied Commander Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Directors of National Intelligence and Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. The Board considered the executive and operations experience that Admiral Giambastiani has gained over the course of his career and through his financial industry experience.

Ms. Herget has served as a trustee with the Fund Family since 2019. She has served as Trustee of Mather LifeWays since 2001, as Chair (2010-2017) and Trustee of Newberry Library since 2000, and as Trustee of Chikaming Open Lands since 2014. Previously, she served as Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company, as Trustee of certain funds in the Oppenheimer Funds complex (2012-2019) and as Independent Director of the First American Funds (2003-2011). Ms. Herget served as Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms), as Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee

member (2007-2010) of Wellesley College and as Trustee of BoardSource (2006-2009) and Chicago City Day School (1994-2005). The Board considered the executive, financial and investment experience that Ms. Herget has gained over the course of her career and through her financial industry experience.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee with the Fund Family since 2008. He was the Managing Director of Finance from 2020 to 2021 and was Senior Director of Finance (from 2015-2020) of By The Hand Club for Kids. Mr. Kole was the Chief Financial Officer of Hope Network from 2008 to 2012 and he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Regional Chief Financial Officer of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner at Arthur Andersen LLP from 1996 to 2000. Mr. Kole served as Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015) of Thornapple Evangelical Covenant Church and he served as Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017) of NorthPointe Christian Schools. The Board has determined that Mr. Kole qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013 and Chairman of the Investment Oversight Committee with the Fund Family since 2014. He has been a Managing Partner of RDG Funds LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel LLC (1999-2007). Prior to his employment with Citadel LLC, he was a Managing Director with Salomon Brothers Inc. Mr. Lim has served as a Board Director of Beacon Power Services, Corp. since 2019 and served as an Advisory Board Member of Performance Trust Capital Partners, LLC (2008-2020). The Board considered the executive, financial, operations and investment experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Ms. Pace has served as a trustee with the Fund Family since 2019. She has served as Board Director of Horizon Blue Cross Blue Shield of New Jersey since 2012, as an Advisory Board Director of The Alberleen Group LLC since 2012, as Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC), and as a Council Member of New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health since 2012. Previously, she has served as a Board Member of 100 Women in Finance (2015-2020), a Trustee of certain funds in the Oppenheimer Funds complex (2012-2019), as Senior Advisor of SECOR Asset Management, LP (2010-2011), as Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010) and as Partner and Chief Operating Officer of FrontPoint Partners, LLC (2005-2006). Ms. Pace also held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), and Global Head of Operations and Product Control (2003-2004). She also held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); and Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). She also served as Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012), as Board Director of Managed Funds Association (2008-2010) and as Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). The Board has determined that Ms. Pace qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, operations and investment experience that Ms. Pace has gained over the course of her career and through her financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business

Advisory Services Group of Price Waterhouse (1994-1996). Mr. Wicker has served as a Board Member and Treasurer of Our Daily Bread Ministries Canada (2015-Present) and as a Board and Finance Committee Member of West Michigan Youth For Christ (2010-Present). The Board has determined that Mr. Wicker qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair with the Fund Family since 2012. He also served as lead Independent Trustee in 2011. He has served as the Chairman, President and Chief Executive Officer of McHenry Bancorp Inc. and McHenry Savings Bank since 2018. Previously, he was Chairman and Chief Executive Officer of Stone Pillar Advisors, Ltd. (2010-2017). He was also President and Chief Executive Officer of Stone Pillar Investments, Ltd. (2016-2018). Mr. Wilson was also the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn (2013-2015). He also was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. Mr. Wilson has served as a Director of Penfield Children’s Center (2004-Present) and as Board Chairman of Gracebridge Alliance, Inc. (2015-Present). The Board has determined that Mr. Wilson qualifies as an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during at least the past five years are shown in the above tables.

For his or her services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $320,000 (the “Retainer”). The Retainer for the Independent Trustees is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. The Independent Chair receives an additional $120,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $35,000 per year and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $20,000 per year, each allocated in the same manner as the Retainer. Effective January 1, 2022, the Retainer will increase to $350,000. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The DC Plan allows each Independent Trustee to defer payment of all, or a portion, of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return of one or more registered investment companies within the Fund Family that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of a fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended August 31, 2021.

Name of Trustee	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid from Fund Complex (1)
Independent Trustees

Ronn R. Bagge	$99,237	N/A	$340,000

Todd J. Barre	$93,400	N/A	$320,000

Edmund P. Giambastiani, Jr.	$93,400	N/A	$320,000

Victoria J. Herget	$93,400	N/A	$320,000

Marc M. Kole	$103,616	N/A	$355,000

Yung Bong Lim	$99,237	N/A	$340,000

Joanne Pace	$93,400	N/A	$320,000

Gary R. Wicker	$93,400	N/A	$320,000

Donald H. Wilson	$128,425	N/A	$440,000

Interested Trustee

Kevin M. Carome	N/A	N/A	N/A

(1)

The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the twelve months ended August 31, 2021, before deferral by the Trustee under the DC Plan. During the twelve months ended August 31, 2021, Mr. Lim deferred 100% of his compensation, which amounts are reflected in the above table.

Portfolio Holdings.  As of November 30, 2021, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons.  The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding Shares as of November 30, 2021.

INVESCO 1-30 LADDERED TREASURY ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	78.96%

INVESCO CALIFORNIA AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	51.07%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.73%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.54%

Morgan Stanley 1585 Broadway New York, NY 10036	5.41%

INVESCO CEF INCOME COMPOSITE ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	17.45%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.43%

Morgan Stanley 1585 Broadway New York, NY 10036	8.26%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.18%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.05%

LPL Financial 75 State Street Boston, MA 02109	6.43%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.03%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.41%

INVESCO DWA SMALLCAP MOMENTUM ETF

Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	14.73%

Morgan Stanley 1585 Broadway New York, NY 10036	12.86%

Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	9.33%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.66%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.58%

LPL Financial 75 State Street Boston, MA 02109	7.37%

Pershing LLC 1 Pershing Plaa Jersey City, NJ 07399	7.27%

INVESCO DWA SMALLCAP MOMENTUM ETF (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.14%

RBC Capital Markets LLC Royal Bank Plaza, 200 Bay Street Toronto, Ontario M5J 2W7	5.90%

INVESCO FUNDAMENTAL HIGH YIELD® CORPORATE BOND ETF

Name & Address	% Owned
Bank of New York One Wall Street New York, NY 10286	26.20%

State Street One Lincoln Street Boston, MA 02111	19.41%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.00%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.35%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.32%

INVESCO FUNDAMENTAL INVESTMENT GRADE CORPORATE BOND ETF

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	27.49%

State Street One Lincoln Street Boston, MA 02111	9.22%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.63%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.89%

LPL Financial 75 State Street Boston, MA 02109	6.94%

American Enterprise 707 2nd Ave. S. Minneapolis, MN 55402	6.91%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.22%

INVESCO FUNDAMENTAL HIGH YIELD® CORPORATE BOND ETF (continued)

Name & Address	% Owned
Edward Jones 12555 Manchester Rd. St. Louis, MO 63131	6.18%

INVESCO KBW BANK ETF

Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	25.63%

Bank of New York One Wall Street New York, NY 10286	22.36%

JP Morgan Chase Bank 14201 Dallas Pkwy., Fl. 12 Dallas, TX 75254	10.43%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.12%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.40%

INVESCO KBW HIGH DIVIDEND YIELD FINANCIAL ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	18.18%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.08%

Morgan Stanley 1585 Broadway New York, NY 10036	8.58%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.86%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.73%

LPL Financial 75 State Street Boston, MA 02109	5.36%

INVESCO KBW PREMIUM YIELD EQUITY REIT ETF

Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	18.99%

National Financial Services LLC 200 Liberty Street New York, NY 10281	13.62%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.39%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.42%

INVESCO KBW PROPERTY & CASUALTY INSURANCE ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.79%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	16.94%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.82%

LPL Financial 75 State Street Boston, MA 02109	11.39%

Morgan Stanley 1585 Broadway New York, NY 10036	6.58%

INVESCO KBW REGIONAL BANKING ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	22.95%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.58%

Morgan Stanley 1585 Broadway New York, NY 10036	10.63%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.69%

UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	6.05%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NJ 68127	5.23%

INVESCO NASDAQ 100 ETF

Name & Address	% Owned
The Bank of New York Mellon/SPDR One Wall Street New York, NY 10286	15.95%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.31%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.03%

LPL Financial 75 State Street Boston, MA 02109	9.26%

Bank of New York One Wall Street New York, NY 10286	9.11%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.68%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.36%

INVESCO NASDAQ BIOTECHNOLOGY ETF

Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	17.87%

Morgan Stanley 1585 Broadway New York, NY 10036	15.75%

Bank of America 100 N. Tryon St. Charlotte, NC 28255	14.44%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	13.20%

Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, IL 60657	9.74%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.97%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.19%

INVESCO NASDAQ NEXT GEN 100 ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.93%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.94%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.04%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.81%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	5.09%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.02%

INVESCO NATIONAL AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	34.73%

UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	19.65%

National Financial Services LLC 200 Liberty Street New York, NY10281	6.71%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.77%

INVESCO NEW YORK AMT-FREE MUNICIPAL BOND ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	17.41%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.46%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.95%

LPL Financial 75 State Street Boston, MA 02109	9.34%

INVESCO NEW YORK AMT-FREE MUNICIPAL BOND ETF (continued)

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.47%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.34%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.63%

INVESCO PHLX SEMICONDUCTOR ETF

Name & Address	% Owned
Citibank 399 Park Avenue New York, NY 10043	37.65%

Morgan Stanley 1585 Broadway New York, NY 10036	11.58%

Citigroup Global Markets Inc. 3128 N. Ashland Ave. Chicago, IL 60657	10.53%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.92%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.84%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.68%

INVESCO PREFERRED ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.30%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	15.28%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.40%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	8.27%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.74%

INVESCO PREFERRED ETF (continued)

Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	5.10%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.05%

INVESCO PUREBETASM MSCI USA ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	85.15%

Bank of New York One Wall Street New York, NY 10286	12.20%

INVESCO PUREBETASM MSCI USA SMALL CAP ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	46.90%

LPL Financial 75 State Street Boston, MA 02109	27.65%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.96%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.11%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.40%

INVESCO PUREBETASM US AGGREGATE BOND ETF

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	33.43%

LPL Financial 75 State Street Boston, MA 02109	24.66%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.81%

INVESCO PUREBETASM US AGGREGATE BOND ETF (continued)

Name & Address	% Owned
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	8.92%

INVESCO RUSSELL 1000 ENHANCED EQUAL WEIGHT ETF

Name & Address	% Owned
Goldman Sachs 200 West Street New York, NY 10004	26.79%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.21%

LPL Financial 75 State Street Boston, MA 02109	15.30%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.56%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.48%

Bank of America 100 N Tryon St Charlotte, NC 28255	6.89%

INVESCO RUSSELL 1000 EQUAL WEIGHT ETF

Name & Address	% Owned
Stifel, Nicolaus & Co, Inc One Financial Plaza 501 N Broadway St. Louis, MO 63102	34.78%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.16%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.31%

Vanguard 455 Devon Park Drive Wayne, PA 19087	7.87%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.31%

INVESCO RUSSELL 1000 LOW BETA EQUAL WEIGHT ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	23.82%

INVESCO RUSSELL 1000 LOW BETA EQUAL WEIGHT ETF (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.78%

LPL Financial 75 State Street Boston, MA 02109	10.06%

Crest International 33 Cannon Str London, UK EC4M 5SB	9.46%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	8.90%

Bank of America 100 N. Tryon St. Charlotte, NC 28255	7.26%

Fifth Third Bank 38 Fountain Sq Plz Cincinnati, OH 45263	5.11%

INVESCO S&P 500 ENHANCED VALUE ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	21.10%

LPL Financial 75 State Street Boston MA 02109	11.01%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.29%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.87%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.43%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.84%

Fiducie Desjardins Inc. 150 Saint-Catherine St. W. Montreal, Quebec Canada H5B 1E4	7.55%

INVESCO S&P 500® EX-RATE SENSITIVE LOW VOLATILITY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.88%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.18%

State Street One Lincoln Street Boston, MA 02111	9.53%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.21%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.56%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.25%

Raymond James & Associates, Inc. 880 Carillon Parkway St Petersburg, FL 33716	5.41%

INVESCO S&P 500® HIGH BETA ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	16.80%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.66%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.33%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.40%

LPL Financial 75 State Street Boston MA 02109	8.90%

INVESCO S&P 500® HIGH DIVIDEND LOW VOLATILITY ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.51%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.52%

INVESCO S&P 500® HIGH DIVIDEND LOW VOLATILITY ETF (continued)

Name & Address	% Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.26%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.35%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.73%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.44%

Morgan Stanley 1585 Broadway New York, NY 10036	5.22%

INVESCO S&P 500® LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.75%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.22%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.30%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.08%

State Street One Lincoln Street Boston, MA 02111	5.66%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	5.35%

Bank of New York One Wall Street New York, NY 10286	5.26%

INVESCO S&P 500 MINIMUM VARIANCE ETF

Name & Address	% Owned
Fiducie Desjardins Inc. 150 Saint-Catherine St. W. Montreal, Quebec, Canada H5B 1E4	74.97%

LPL Financial 75 State Street Boston, MA 02109	10.46%

INVESCO S&P 500 MINIMUM VARIANCE ETF (continued)

Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	7.93%

INVESCO S&P 500 MOMENTUM ETF

Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	28.28%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	15.73%

Fiducie Desjardins Inc. 150 Saint-Catherine St. W. Montreal, Quebec, Canada H5B 1E4	9.31%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.84%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.00%

Raymond, James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	6.96%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.69%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.67%

INVESCO S&P 500 QVM MULTI-FACTOR ETF

Name & Address	% Owned
Bank of New York One Wall Street New York, NY 10286	99.87%

INVESCO S&P 500 REVENUE ETF

Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	17.25%

National Financial Services LLC 200 Liberty Street New York, NY 10281	16.37%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.01%

INVESCO S&P 500 REVENUE ETF (continued)

Name & Address	% Owned
American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.37%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.96%

LPL Financial 75 State Street Boston, MA 02109	7.44%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.01%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.19%

INVESCO S&P MIDCAP 400 QVM MULTI-FACTOR ETF

Name & Address	% Owned
Bank of New York One Wall Street New York, NY 10286	99.29%

INVESCO S&P MIDCAP 400 REVENUE ETF

Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	15.62%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.81%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	12.87%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.73%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.69%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.14%

LPL Financial 75 State Street Boston, MA 02109	7.59%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.96%

INVESCO S&P MIDCAP LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.29%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.84%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	12.22%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.36%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.91%

LPL Financial 75 State Street Boston, MA 02109	7.12%

INVESCO S&P SMALLCAP 600 QVM MULTI-FACTOR ETF

Name & Address	% Owned
Bank of New York One Wall Street New York, NY 10286	98.70%

INVESCO S&P SMALLCAP 600 REVENUE ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	19.68%

Morgan Stanley 1585 Broadway New York, NY 10036	12.17%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.57%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.98%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.69%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.67%

INVESCO S&P SMALLCAP 600 REVENUE ETF (continued)

Name & Address	% Owned
LPL Financial 75 State Street Boston, MA 02109	7.58%

Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.98%

INVESCO S&P SMALLCAP CONSUMER DISCRETIONARY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.98%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.51%

Morgan Stanley 1585 Broadway New York, NY 10036	9.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.67%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	7.53%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.65%

Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	5.69%

INVESCO S&P SMALLCAP CONSUMER STAPLES ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.48%

National Financial Services LLC 200 Liberty Street New York, NY 10281	16.33%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	11.29%

LPL Financial 75 State Street Boston, MA 02109	5.46%

E*Trade Securities LLC Harborside 2 200 Hudson Street, Suite 501 Jersey City, NJ 07311	5.06%

INVESCO S&P SMALLCAP ENERGY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.10%

National Financial Services LLC 200 Liberty Street New York, NY 10281	18.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.03%

Morgan Stanley 1585 Broadway New York, NY 10036	6.90%

INVESCO S&P SMALLCAP FINANCIALS ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	16.53%

Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	13.28%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	11.87%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.05%

Morgan Stanley 1585 Broadway New York, NY 10036	7.66%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.03%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.18%

INVESCO S&P SMALLCAP HEALTH CARE ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.93%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.28%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.74%

INVESCO S&P SMALLCAP HEALTH CARE ETF (continued)

Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.72%

Morgan Stanley 1585 Broadway New York, NY 10036	5.54%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.01%

INVESCO S&P SMALLCAP HIGH DIVIDEND LOW VOLATILITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	32.62%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	15.18%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.24%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.25%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.62%

INVESCO S&P SMALLCAP INDUSTRIALS ETF

Name & Address	% Owned
Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	26.00%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	14.52%

National Financial Services LLC 200 Liberty Street New York, NY 10281	12.39%

Morgan Stanley 1585 Broadway New York, NY 10036	10.73%

UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	8.37%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.03%

INVESCO S&P SMALLCAP INFORMATION TECHNOLOGY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.58%

Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.53%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	11.22%

National Financial Services LLC 200 Liberty Street New York, NY 10281	10.39%

Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	8.06%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.94%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	5.87%

Morgan Stanley 1585 Broadway New York, NY 10036	5.15%

INVESCO S&P SMALLCAP LOW VOLATILITY ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	37.44%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.56%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	9.52%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.30%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	6.18%

INVESCO S&P SMALLCAP MATERIALS ETF

Name & Address	% Owned
Wells Fargo 420 Montgomery Street San Francisco, CA 94104	16.63%

INVESCO S&P SMALLCAP MATERIALS ETF (continued)

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.52%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.45%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	9.24%

Morgan Stanley 1585 Broadway New York, NY 10036	8.76%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.74%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.56%

Mizuho Bank Otemachi First Square 1-5-1 Otemachi, Chiyoda-ku Tokyo Japan 100-0004	5.26%

INVESCO S&P SMALLCAP QUALITY ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	64.86%

LPL Financial 75 State Street Boston, MA 02109	11.21%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.95%

INVESCO S&P SMALLCAP UTILITIES & COMMUNICATION SERVICES ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.61%

National Financial Services LLC 200 Liberty Street New York, NY 10281	14.14%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	11.73%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	8.97%

INVESCO S&P SMALLCAP UTILITIES & COMMUNICATION SERVICES ETF (continued)

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.83%

INVESCO S&P ULTRA DIVIDEND REVENUE ETF

Name & Address	% Owned
Morgan Stanley 1585 Broadway New York, NY 10036	12.58%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	10.26%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	9.45%

American Enterprise 707 2nd Ave S Minneapolis, MN 55402	8.83%

LPL Financial 75 State Street Boston, MA 02109	8.71%

National Financial Services LLC 200 Liberty Street New York, NY 10281	8.49%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.23%

Edward Jones 12555 Manchester Rd St. Louis, MO 63131	7.11%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.34%

INVESCO SENIOR LOAN ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	22.76%

Bank of New York One Wall Street New York, NY 10286	8.04%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.97%

National Financial Services LLC 200 Liberty Street New York, NY 10281	6.89%

INVESCO SENIOR LOAN ETF (continued)

Name & Address	% Owned
JP Morgan Chase Bank 14201 Dallas Pkwy. Fl. 12 Dallas, TX 75254	6.77%

INVESCO SOLAR ETF

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	14.62%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.83%

Citibank 399 Park Avenue New York, NY 10043	8.39%

Bank of New York One Wall Street New York, NY 10286	7.26%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.23%

INVESCO TAXABLE MUNICIPAL BOND ETF

Name & Address	% Owned
State Street One Lincoln Street Boston, MA 02111	22.08%

Bank of New York One Wall Street New York, NY 10286	8.96%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.66%

National Financial Services LLC 200 Liberty Street New York, NY 10281	7.07%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.54%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	6.14%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.05%

INVESCO TREASURY COLLATERAL ETF

Name & Address	% Owned
The Bank of New York Mellon/SPDR One Wall Street New York, NY 10286	64.51%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	9.00%

Bank of New York One Wall Street New York, NY 10286	8.22%

INVESCO VARIABLE RATE PREFERRED ETF

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.31%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	14.54%

National Financial Services LLC 200 Liberty Street New York, NY 10281	11.24%

Morgan Stanley 1585 Broadway New York, NY 10036	7.76%

Wells Fargo 420 Montgomery Street San Francisco, CA 94104	7.08%

TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.55%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.26%

UBS Financial 1200 Harbor Blvd Dte 6 Weehawken, NJ 07086	6.17%

INVESCO VRDO TAX-FREE ETF

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	24.75%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.14%

National Financial Services LLC 200 Liberty Street New York, NY 10281	9.18%

INVESCO VRDO TAX-FREE ETF (continued)

Name & Address	% Owned
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	8.58%

Raymond James & Associates Inc. 880 Carillon Parkway St Petersburg, FL 33716	8.41%

RBC Capital Markets Royal Bank Plaza 200 Bay Street Toronto, Ontario, Canada M5J 2W7	6.65%

J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.52%

Bank of America 100 N. Tryon St. Charlotte, NC 28255	5.22%

Shareholder Communications.  Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). Shareholders may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. For Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Adviser oversees the Sub-Advisers and delegates to the Sub-Advisers the duties of the investment and reinvestment of the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco Senior Secured Management, Inc., is located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992. Invesco Ltd. is the parent company of Invesco Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Sub-Advisers.  Invesco Senior Secured and Invesco Advisers manage the investment and reinvestment of the assets of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, respectively, on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Adviser or the Sub-Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. Peter Hubbard, Tom Boksa, Pratik Doshi, Philip Fang, Michael Jeanette, Gary Jones, Gregory Meisenger, Jeremy Neisewander, Richard Ose

and Tony Seisser (as the applicable “Portfolio Managers” are identified in each Fund’s Prospectus) are jointly and primarily responsible for the day-to-day management of the Funds.

As of August 31, 2021, Mr. Hubbard managed 217 registered investment companies with approximately $199.3 billion in assets, 83 other pooled investment vehicles with approximately $236.5 billion in assets and 10 other accounts with approximately $12.2 billion in assets.

As of August 31, 2021, Mr. Boksa managed 6 registered investment companies with approximately $9.8 billion in assets, 14 other pooled investment vehicles with approximately $1.3 billion in assets and no other accounts.

As of August 31, 2021, Mr. Doshi managed 155 registered investment companies with approximately $150.1 billion in assets, 66 other pooled investment vehicles with approximately $208.3 billion in assets and 10 other accounts with approximately $12.2 billion in assets.

As of August 31, 2021, Mr. Fang managed 20 registered investment companies with approximately $11 billion in assets, no other pooled investment vehicles and no other accounts.

As of August 31, 2021, Mr. Jeanette managed 160 registered investment companies with approximately $150.3 billion in assets, 66 other pooled investment vehicles with approximately $208.2 billion in assets and 10 other accounts with approximately $12.2 billion in assets.

As of August 31, 2021, Mr. Jones managed 21 registered investment companies with approximately $27.7 billion in assets, no other pooled investment vehicles and no other accounts.

As of August 31, 2021, Mr. Meisenger managed 37 registered investment companies with approximately $14.9 billion in assets, no other pooled investment vehicles and no other accounts.

As of August 31, 2021, Mr. Neisewander managed 39 registered investment companies with approximately $19.1 billion in assets, no other pooled investment vehicles and no other accounts.

As of August 31, 2021, Mr. Ose managed 11 registered investment companies with approximately $15.7 billion in assets, 29 other pooled investment vehicles with approximately $3.8 billion in assets and no other accounts.

As of August 31, 2021, Mr. Seisser managed 156 registered investment companies with approximately $150.3 billion in assets, 66 other pooled investment vehicles with approximately $208.3 billion in assets and 10 other accounts with approximately $12.2 billion in assets.

With respect to Invesco Senior Loan ETF, Peter Hubbard, Gary Jones, and Invesco Senior Secured’s portfolio managers, Scott Baskind and Seth Misshula, are responsible for the day-to-day management of the Fund. The Adviser’s portfolio managers oversee and monitor the Sub-Adviser’s research, portfolio management and trading operations for Invesco Senior Loan ETF. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of August 31, 2021, Mr. Baskind managed 4 registered investment companies with approximately $4.9 billion in assets, 6 other pooled investment vehicles with a total of approximately $1.2 billion in assets and 18 other accounts with a total of approximately $7.2 billion in assets.

As of August 31, 2021, Mr. Misshula managed no other registered investment companies, no other pooled investment vehicles and no other accounts.

With respect to Invesco Treasury Collateral ETF, the Invesco Advisers’ portfolio managers, Laurie Brignac, Marques Mercier, Justin Mandeville and Wesley Rager, are responsible for the day-to-day management of the

Fund. Peter Hubbard oversees and monitors the Sub-Adviser’s research, portfolio management and trading operations for Invesco Treasury Collateral ETF. The information below reflects the other funds for which each portfolio manager of the Sub-Adviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay performance-based fees, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

As of August 31, 2021, Ms. Brignac managed 14 other registered investment companies with approximately $96.7 billion in assets, 3 other pooled investment vehicles with a total of approximately $11.2 billion in assets and no other accounts.

As of August 31, 2021, Mr. Mercier managed 14 other registered investment companies with approximately $96.7 billion in assets, 3 other pooled investment vehicles with a total of approximately $11.2 billion in assets and no other accounts.

As of August 31, 2021, Mr. Mandeville managed 12 other registered investment companies with approximately $89.7 billion in assets, 2 other pooled investment vehicle with a total of approximately $11.6 billion in assets and no other accounts.

As of August 31, 2021, Mr. Rager managed 12 other registered investment companies, with approximately $89.7 billion in assets, no other pooled investment vehicles and no other accounts.

Because the portfolio managers of the Adviser and/or Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts, there may be an incentive to favor one client over another, resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. In addition, a conflict of interest could exist to the extent that the Adviser and/or Sub-Advisers has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub- Advisers’ employee benefits and/or deferred compensation plans. If the Adviser and/or Sub-Advisers manages accounts that engage in short sales of securities of the type in which Invesco Senior Loan ETF and Invesco Treasury Collateral ETF invest, the Adviser and/or Sub-Advisers could be seen as harming the performance of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or the Sub-Advisers have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Description of Compensation Structure—Adviser.  The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Description of Compensation—Sub-Adviser.  With regard to the Portfolio Managers of the Sub-Advisers, each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Sub-Adviser’s Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Sub-Advisers evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

The Portfolio Managers are paid a base salary. In setting the base salary, each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

The Portfolio Managers are eligible, along with other senior employees of the Sub-Advisers, to participate in a year-end discretionary bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Sub-Advisers’ investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Bonus are based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Portfolio Managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio Managers also participate in benefit plans and programs available generally to all employees.

Portfolio Holdings.  As of August 31, 2021, Messrs. Baskind, Jones, Mandeville, Meisenger, Mercier, Misshula, Neisewander, Ose, Rager and Seisser and Ms. Brignac did not own any securities of the Funds.

As of August 31, 2021, the dollar range of securities beneficially owned by Mr. Boksa in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Boksa, as of August 31, 2021, in the Funds in which he owns Shares are shown below.

Tom Boksa	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Invesco NASDAQ Next Gen 100 ETF		X

Invesco Preferred ETF	X

Invesco S&P 500® Low Volatility ETF		X

As of August 31, 2021, the dollar range of securities beneficially owned by Mr. Doshi in the Funds was $10,001 to $50,000. The portfolio holdings of Mr. Doshi, as of August 31, 2021, in the Funds in which he owns Shares are shown below.

Pratik Doshi	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Invesco NASDAQ Next Gen 100 ETF	X

Invesco Solar ETF	X

As of August 31, 2021, the dollar range of securities beneficially owned by Mr. Fang in the Funds was $500,001 to $1,000,000. The portfolio holdings of Mr. Fang, as of August 31, 2021, in the Funds in which he owns Shares are shown below.

Philip Fang	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Invesco CEF Income Composite ETF				X

Invesco S&P 500® Low Volatility ETF				X

Invesco S&P MidCap Low Volatility ETF				X

Invesco S&P Small Cap Health Care ETF			X

Invesco S&P SmallCap Low Volatility ETF			X

As of August 31, 2021, the dollar range of securities beneficially owned by Mr. Hubbard in the Funds was $1 to $10,000. The portfolio holdings of Mr. Hubbard, as of August 31, 2021, in the Fund in which he owns securities are shown below.

Peter Hubbard	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Invesco NASDAQ Next Gen 100 ETF	X

Invesco S&P 500® Low Volatility ETF	X

As of August 31, 2021, the dollar range of securities beneficially owned by Mr. Jeanette in the Funds was $50,001 to $100,000. The portfolio holdings of Mr. Jeanette, as of August 31, 2021, in the Fund in which he owns securities are shown below.

Michael Jeanette	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Invesco S&P SmallCap Low Volatility ETF			X

Investment Advisory Agreement.  Pursuant to an investment advisory agreement between the Adviser and the Trust (the “Investment Advisory Agreement”), each Fund has agreed to pay the Adviser for its services an annual fee equal to a percentage of its average daily net assets as set forth in the chart below (the “Advisory Fee”).

Fund	Advisory Fee
Invesco 1-30 Laddered Treasury ETF	0.25%

Invesco California AMT-Free Municipal Bond ETF	0.28%

Invesco CEF Income Composite ETF	0.50%

Invesco DWA SmallCap Momentum ETF	0.60%

Invesco Fundamental High Yield® Corporate Bond ETF	0.50%

Invesco Fundamental Investment Grade Corporate Bond ETF	0.22%

Invesco KBW Bank ETF	0.35%

Invesco KBW High Dividend Yield Financial ETF	0.35%

Invesco KBW Premium Yield Equity REIT ETF	0.35%

Invesco KBW Property & Casualty Insurance ETF	0.35%

Invesco KBW Regional Banking ETF	0.35%

Invesco NASDAQ 100 ETF	0.15%

Invesco Nasdaq Biotechnology ETF	0.19%(1)

Invesco NASDAQ Next Gen 100 ETF	0.15%

Invesco National AMT-Free Municipal Bond ETF	0.28%

Invesco New York AMT-Free Municipal Bond ETF	0.28%

Invesco PHLX Semiconductor ETF	0.19%(1)

Invesco Preferred ETF	0.50%

Invesco PureBetaSM MSCI USA ETF	0.04%

Invesco PureBetaSM MSCI USA Small Cap ETF	0.06%

Invesco PureBetaSM US Aggregate Bond ETF	0.05%

Invesco Russell 1000 Enhanced Equal Weight ETF	0.29%

Invesco Russell 1000 Equal Weight ETF	0.20%

Invesco Russell 1000 Low Beta Equal Weight ETF	0.35%

Invesco S&P 500 Enhanced Value ETF	0.13%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

Invesco S&P 500® High Beta ETF	0.25%

Invesco S&P 500® High Dividend Low Volatility ETF	0.30%

Invesco S&P 500® Low Volatility ETF	0.25%

Fund	Advisory Fee

Invesco S&P 500 Minimum Variance ETF	0.10%

Invesco S&P 500 Momentum ETF	0.13%

Invesco S&P 500 Revenue ETF	0.39%

Invesco S&P 500 QVM Multi-factor ETF	0.11%

Invesco S&P MidCap 400 Revenue ETF	0.39%

Invesco S&P MidCap 400 QVM Multi-factor ETF	0.15%

Invesco S&P MidCap Low Volatility ETF	0.25%

Invesco S&P SmallCap 600 Revenue ETF	0.39%

Invesco S&P SmallCap 600 QVM Multi-factor ETF	0.15%

Invesco S&P SmallCap Consumer Discretionary ETF	0.29%

Invesco S&P SmallCap Consumer Staples ETF	0.29%

Invesco S&P SmallCap Energy ETF	0.29%

Invesco S&P SmallCap Financials ETF	0.29%

Invesco S&P SmallCap Health Care ETF	0.29%

Invesco S&P SmallCap High Dividend Low Volatility ETF	0.30%

Invesco S&P SmallCap Industrials ETF	0.29%

Invesco S&P SmallCap Information Technology ETF	0.29%

Invesco S&P SmallCap Low Volatility ETF	0.25%

Invesco S&P SmallCap Materials ETF	0.29%

Invesco S&P SmallCap Quality ETF	0.29%

Invesco S&P SmallCap Utilities & Communication Services ETF	0.29%

Invesco S&P Ultra Dividend Revenue ETF	0.39%

Invesco Senior Loan ETF	0.65%

Invesco Solar ETF	0.50%

Invesco Taxable Municipal Bond ETF	0.28%

Invesco Treasury Collateral ETF	0.08%

Invesco Variable Rate Preferred ETF	0.50%

Invesco VRDO Tax-Free ETF	0.25%

(1)	From the date of the Fund’s commencement of operations on June 9, 2021 through December 17, 2021, the Adviser waived 100% of its advisory fee for the Fund.

The Advisory Fee paid by each Fund (except Invesco Solar ETF) to the Adviser set forth in the table above is an annual unitary management fee. Out of the unitary management fee, the Adviser pays for substantially all expenses of each Fund (except Invesco Solar ETF), including payments to the Sub-Advisers (for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF), the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with the line of credit), Acquired Fund Fees and Expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). For Invesco Senior Loan ETF, the Adviser also pays out of the unitary management fee the set-up fees and commitment fees associated with the line of credit.

Invesco Solar ETF is responsible for all of its own expenses, including its Advisory Fee, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) on behalf of Invesco Solar ETF pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Invesco Solar ETF (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of its average daily net assets per year (the “Expense Cap”), at least until August 31, 2023.

The offering costs excluded from the Expense Cap for Invesco Solar ETF are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement provides that for Invesco Solar ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

Each Fund may invest in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser (collectively, “Underlying Affiliated Investments”). The indirect portion of the advisory fees that a Fund incurs through such Underlying Affiliated Investments is in addition to the Advisory Fee payable to the Adviser by the Fund. Therefore, the Adviser has agreed to waive the Advisory Fee payable by a Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s Underlying Affiliated Investments or (ii) the Advisory Fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. These waivers are in place through at least August 31, 2023, and there is no guarantee that the Adviser will extend them past that date.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For each Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Sub-Advisory Agreement.  The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreements”) pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act, are:

•	Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”);

•	Invesco Advisers, Inc. (“Invesco Advisers”);

•	Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”);

•	Invesco Asset Management Limited (“Invesco Asset Management”);

•	Invesco Asset Management (Japan) Limited (“Invesco Japan”);

•	Invesco Hong Kong Limited (“Invesco Hong Kong”); and

•	Invesco Canada Ltd. (“Invesco Canada”).

The Adviser and each affiliated sub-adviser listed above are indirect, wholly owned subsidiaries of Invesco Ltd. Under each Sub-Advisory Agreement, each sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Invesco Senior Loan ETF and Invesco Treasury Collateral ETF in connection with the performance of the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a sub-adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement will continue in effect (following the initial term of the Agreement) only if approved annually by the Board, including a majority of the Independent Trustees.

Each Sub-Advisory Agreement terminates automatically upon assignment or termination of the Advisory Agreement and are terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the relevant Sub-Adviser, by the Adviser on 60 days’ written notice to the relevant Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust. Invesco Senior Secured currently serves as Invesco Senior Loan ETF’s Sub-Adviser. Invesco Advisers currently serves as Invesco Treasury Collateral ETF’s Sub-Adviser. For the services rendered by each Sub-Adviser under its Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee which will be computed daily and paid as of the last day of each month equal to 40% of the Adviser’s monthly compensation with respect to the assets of the Invesco Senior Loan ETF or the Invesco Treasury Collateral ETF for which the Sub-Adviser provides sub-advisory services. On an annual basis, the sub-advisory fee is equal to 40% of the compensation received by the Adviser from a Fund with respect to the sub-advised assets per year.

The aggregate amount of the Advisory Fees paid by each Fund to the Adviser and the aggregate Advisory Fees waived by the Adviser are shown below. For Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P 500 Revenue ETF, and Invesco S&P Ultra Dividend Revenue ETF, the information presented is for the fiscal years ended August 31, 2021, August 31, 2020, the fiscal period July 1, 2019 through August 31, 2019, and the fiscal year ended June 30, 2019, as indicated in the footnotes to the below table. Effective August 31, 2019, these Funds’ fiscal year end changed from June 30 to August 31. Invesco NASDAQ 100 ETF, Invesco Nasdaq Biotechnology ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco PHLX Semiconductor ETF, Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, and Invesco S&P SmallCap 600 QVM Multi-Factor ETF commenced operations during the August 31, 2021 fiscal year, and therefore, information is presented for the period since commencement of operations through August 31, 2021, as indicated in the footnotes to the below table. For each other Fund, the information presented below is for the fiscal years ended August 31, 2021, 2020 and 2019. Where applicable, prior to the Reorganization, any advisory fees paid and/or advisory fees waived for the Predecessor Funds were paid to or waived by, respectively, the investment advisor to the Predecessor Funds.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended*
Fund	2021	2020	2019	2021	2020	2019

Invesco 1-30 Laddered Treasury ETF	$623,493	$460,000	$355,775	$(41)	$(226)	$(303)

Invesco California AMT-Free Municipal Bond ETF	$1,347,846	$1,108,068	$861,095	N/A	N/A	N/A

Invesco CEF Income Composite ETF	$4,144,607	$3,766,737	$3,637,723	$(301)	$(1,179)	$(874)

Invesco DWA SmallCap Momentum ETF	$2,497,554	$1,270,120	$1,774,238	$(41)	$(593)	$(114)

Invesco Fundamental High Yield® Corporate Bond ETF	$3,974,925	$3,409,316	$3,924,074	$(2,362)	$(8,527)	$(5,827)

Invesco Fundamental Investment Grade Corporate Bond ETF	$119,941	$162,995	$283,620	$(113)	$(617)	$(597)

Invesco KBW Bank ETF	$6,512,281	$1,826,318	$2,391,398	$(518)	$(682)	$(921)

Invesco KBW High Dividend Yield Financial ETF	$1,222,222	$877,061	$1,052,119	$(216)	$(430)	$(571)

Invesco KBW Premium Yield Equity REIT ETF	$933,464	$857,246	$1,242,811	$(158)	$(1,101)	$(1,341)

Invesco KBW Property & Casualty Insurance ETF	$620,525	$378,505	$252,498	$(84)	$(111)	$(82)

Invesco KBW Regional Banking ETF	$209,780	$172,711	$366,062	$(33)	$(82)	$(136)

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended*
Fund	2021	2020	2019	2021	2020	2019

Invesco NASDAQ 100 ETF (9)	$979,864	N/A	N/A	$(93)	N/A	N/A

Invesco Nasdaq Biotechnology ETF (10)	$24,846	N/A	N/A	$(24,846)	N/A	N/A

Invesco NASDAQ Next Gen 100 ETF (9)	$1,159,410	N/A	N/A	$(67)	N/A	N/A

Invesco National AMT-Free Municipal Bond ETF	$6,575,759	$6,070,762	$4,723,561	N/A	N/A	N/A

Invesco New York AMT-Free Municipal Bond ETF	$311,490	$253,141	$184,622	N/A	N/A	N/A

Invesco PHLX Semiconductor ETF (10)	$25,711	N/A	N/A	$(25,711)	N/A	N/A

Invesco Preferred ETF	$34,364,845	$28,244,166	$24,438,624	$(29,554)	$(73,024)	$(13,158)

Invesco PureBetaSM MSCI USA ETF	$373,067	$1,816	$1,120	$(95)	$(11)	$(4)

Invesco PureBetaSM MSCI USA Small Cap ETF	$13,766	$1,776	$1,596	$(8)	$(11)	$(4)

Invesco PureBetaSM US Aggregate Bond ETF	$10,290	$13,180	$12,276	$(43)	$(78)	$(139)

Invesco Russell 1000 Enhanced Equal Weight ETF	$6,872	$27,637	$197,261	$(2)	$(18)	$(68)

Invesco Russell 1000 Equal Weight ETF	$1,170,360	$984,949	$999,146	$(226)	$(475)	$(438)

Invesco Russell 1000 Low Beta Equal Weight ETF	$34,689	$183,717	$529,729	$(6)	$(89)	$(162)

Invesco S&P 500 Enhanced Value ETF	$152,503	$93,786	$46,572	$(64)	$(109)	$(50)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	$131,942	$297,009	$364,186	$(10)	$(107)	$(126)

Invesco S&P 500® High Beta ETF	$2,872,383	$311,752	$425,718	$(226)	$(179)	$(135)

Invesco S&P 500® High Dividend Low Volatility ETF	$8,321,575	$9,237,538	$8,867,377	$(1,822)	$(4,433)	$(2,501)

Invesco S&P 500® Low Volatility ETF	$20,557,152	$27,081,977	$23,986,909	$(3,545)	$(7,130)	$(5,360)

Invesco S&P 500 Minimum Variance ETF	$14,243	$2,405	$1,420	$(2)	$(10)	$(3)

Invesco S&P 500 Momentum ETF	$99,987	$78,216	$72,462	$(22)	$(72)	$(75)

Invesco S&P 500 QVM Multi-factor ETF (11)	$141,677	N/A	N/A	N/A	N/A	N/A

Invesco S&P 500 Revenue ETF	$3,591,920	$3,342,447	$4,430,741(1)	$(397)	$(851)	$(179)(2)

Invesco S&P MidCap 400 QVM Multi-factor ETF (11)	$50,457	N/A	N/A	N/A	N/A	N/A

Invesco S&P MidCap 400 Revenue ETF	$1,264,756	$1,078,381	$1,636,730(3)	$(62)	$(440)	$(37)(4)

Invesco S&P MidCap Low Volatility ETF	$4,185,732	$7,485,690	$5,693,659	$(755)	$(4,625)	$(1,928)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (11)	$12,486	N/A	N/A	N/A	N/A	N/A

Invesco S&P SmallCap 600 Revenue ETF	$1,723,566	$1,086,897	$2,080,921(5)	$(84)	$(313)	($62)(6)

Invesco S&P SmallCap Consumer Discretionary ETF	$188,739	$56,696	$186,435	$(10)	$(27)	$(141)

Invesco S&P SmallCap Consumer Staples ETF	$124,038	$130,410	$212,280	$(16)	$(45)	$(136)

Invesco S&P SmallCap Energy ETF	$263,173	$49,234	$94,102	$(13)	$(14)	$(13)

Invesco S&P SmallCap Financials ETF	$113,413	$226,465	$464,957	$(14)	$(189)	$(278)

Invesco S&P SmallCap Health Care ETF	$1,399,252	$1,250,954	$2,347,678	$(60)	$(1,789)	$(410)

Invesco S&P SmallCap High Dividend Low Volatility ETF	$67,006	$64,256	$55,889	$(9)	$(40)	$(38)

Invesco S&P SmallCap Industrials ETF	$242,202	$136,738	$255,251	$(15)	$(31)	$(50)

Invesco S&P SmallCap Information Technology ETF	$1,127,115	$821,640	$992,726	$(45)	$(279)	$(395)

Invesco S&P SmallCap Low Volatility ETF	$3,450,787	$4,729,998	$4,143,432	$(584)	$(3,038)	$(2,147)

Invesco S&P SmallCap Materials ETF	$58,917	$33,006	$60,224	$(5)	$(18)	$(61)

Invesco S&P SmallCap Quality ETF	$84,518	$14,574	$41,513	$(7)	$(12)	$(67)

Invesco S&P SmallCap Utilities & Communication Services ETF	$69,037	$100,076	$177,477	$(16)	$(98)	$(126)

Invesco S&P Ultra Dividend Revenue ETF	$2,658,906	$4,505,553	$6,179,404(7)	$(1,127)	$(3,297)	$(941)(8)

Invesco Senior Loan ETF	$36,319,736	$30,689,416	$36,090,936	$(366,274)	$(993,077)	$(756,265)

Invesco Solar ETF	$15,421,047	$2,823,155	$1,558,315	$(955)	$(1,671)	$(14,758)

Invesco Taxable Municipal Bond ETF	$6,360,477	$4,021,787	$2,730,002	$(50,930)	$(97,438)	$(33,786)

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recaptured Fees for the Fiscal Year Ended*
Fund	2021	2020	2019	2021	2020	2019

Invesco Treasury Collateral ETF	$631,729	$562,012	$423,443	$(50)	$(1,103)	$(851)

Invesco Variable Rate Preferred ETF	$7,976,899	$7,717,214	$8,315,924	$(1,945)	$(7,997)	$(6,634)

Invesco VRDO Tax-Free ETF	$121,589	$132,400	$149,628	N/A	N/A	N/A

*	Includes unitary fee waivers and waiver of fees equal to the indirect management fees that a Fund incurs through its investments in affiliated money market funds, as applicable.
(1)	The $4,430,741 is comprised of (i) $3,807,861 for the fiscal year ended June 30, 2019 and (ii) $622,880 for the fiscal period July 1, 2019 through August 31, 2019.
(2)	The $(179) is comprised of (i) $(118) for the fiscal year ended June 30, 2019 and (ii) $(61) for the fiscal period July 1, 2019 through August 31, 2019.
(3)	The $1,636,730 is comprised of (i) $1,410,841 for the fiscal year ended June 30, 2019 and (ii) $225,889 for the fiscal period July 1, 2019 through August 31, 2019.
(4)	The $(37) is comprised of (i) $(14) for the fiscal year ended June 30, 2019 and (ii) $(23) for the fiscal period July 1, 2019 through August 31, 2019.
(5)	The $2,080,921 is comprised of (i) $1,830,117 for the fiscal year ended June 30, 2019 and (ii) $250,804 for the fiscal period July 1, 2019 through August 31, 2019.
(6)	The $(62) is comprised of (i) $(39) for the fiscal year ended June 30, 2019 and (ii) $(23) for the fiscal period July 1, 2019 through August 31, 2019.
(7)	The $6,179,404 is comprised of (i) $5,037,398 for the fiscal year ended June 30, 2019 and (ii) $1,142,006 for the fiscal period July 1, 2019 through August 31, 2019.
(8)	The $(941) is comprised of (i) $(731) for the fiscal year ended June 30, 2019 and (ii) $(210) for the fiscal period July 1, 2019 through August 31, 2019.
(9)	The Funds commenced operations on October 12, 2020.
(10)	The Funds commenced operations on June 9, 2021.
(11)	The Funds commenced operations on June 28, 2021.

Payments to Financial Intermediaries.  The Adviser, the Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers, banks and other financial intermediaries (each, an “Intermediary” and together, the “Intermediaries”) that the Adviser, the Distributor and/or their affiliates believe may benefit the Funds or other Invesco ETFs generally. Pursuant to such arrangements, the Adviser, the Distributor and/or their affiliates may provide cash payments or non-cash compensation, from their own assets and not from the assets of the Funds, to Intermediaries for certain activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including each Fund; or for other activities, such as marketing, presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems, and providing their customers with access to the Funds via online platforms. The Adviser, the Distributor, or their affiliates may, from their own assets, provide payments to Intermediaries for reimbursement of costs or otherwise support services or other activities that the Adviser, the Distributor and/or their affiliates believe may facilitate investment in the Funds or other Invesco ETFs.

Any payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described here may be subject to certain minimum payment levels. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to Intermediaries are not financed by the Funds and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or reduce the amount received by a shareholder as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to that Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

As of the date of this SAI, as amended or supplemented from time to time, the Intermediaries receiving such payments include CLS Investments, LLC, Jane Street Financial Limited, LPL Financial, Morgan Stanley Smith Barney LLC, Pershing LLC, Riskalyze, Inc. and TD Ameritrade. Any modifications to this list of financial intermediaries that have occurred since the date of this SAI are not reflected in this list.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser, Distributor and/or their affiliates to an Intermediary may create the incentive for the Intermediary to encourage customers to buy Shares.

Administrator.  BNYM serves as administrator for the Funds. Its principal address is 240 Greenwich Street, New York, New York 10286.

BNYM serves as administrator for the Funds pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

For each Fund (except Invesco Solar ETF), the administrative fees paid to BNYM are included in the unitary management fee.

The aggregate amount of the administrative fees paid by Invesco Solar ETF to BNYM pursuant to the Administrative Services Agreement during the Fund’s fiscal years ended August 31, 2021, 2020 and 2019, are set forth in the chart below.

Fund	2021	2020	2019

Invesco Solar ETF	$130,686	$39,739	$49,010

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM (the “Custodian” or “Transfer Agent”), located at 240 Greenwich Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement. As Custodian, BNYM holds the Funds’ assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Funds pursuant to a transfer agency agreement. Further, BNYM serves as Fund accounting agent pursuant to the Administrative Services Agreement. As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees, which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor.  Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, TX 77046- 1173. The

Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Shares. Each Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Securities Lending Arrangement.  Certain Funds (as indicated in their Prospectuses) may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. Collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies. Funds participating in the Program may lend securities to securities brokers and other borrowers.

BNYM served as the sole securities lending agent for the Program for the most recently completed fiscal year of the Funds (or for the life of a Fund, if shorter). On September 14, 2021, the Board appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as a lending agent for the Funds under the Program. BNYM also continues to serve as an agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. The Board has approved policies and procedures that govern a Fund’s securities lending activities when utilizing an affiliated securities lending agent, such as Invesco, consistent with the guidance set forth in the no-action letters.

Invesco serves as a securities lending agent to other clients in addition to the Funds. There are potential conflicts of interest involved in the Funds’ use of Invesco as an affiliated securities lending agent, including but not limited to: (i) Invesco as securities lending agent may have an incentive to increase or decrease the amount of securities on loan, lend particular securities, delay or forgo calling securities on loan, or lend securities to less creditworthy borrowers, in order to generate additional fees for Invesco; and (ii) Invesco as securities lending agent may have an incentive to allocate loans to clients that would provide more fees to Invesco. Invesco seeks to mitigate these potential conflicts of interest by utilizing a lending methodology designed to provide its securities lending clients with equal lending opportunities over time.

In addition, the Adviser renders certain administrative services to the Funds that engage in securities lending activities, which include, where applicable: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal in determining which specific securities are available for loan; (c) monitoring the securities lending agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the securities lending agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to securities lending agent inquiries; and (g) performing such other duties as may be necessary.

For the fiscal year ended August 31, 2021, the income earned by the Funds that engaged in securities lending, as well as the fees and/or compensation paid by such Funds (in dollars to BNYM, as the securities lending agent) pursuant to a securities lending agreement were as follows:

	Gross income Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to (borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from Securities lending activities

Invesco 1-30 Laddered Treasury ETF	$11,566.47	$1,422.97	$5,609.00	$0.00	$0.00	($8,273.39)	$0.00	($1,241.42)	$12,807.89

Invesco CEF Income Composite ETF	$32,754.42	$270,222.17	$15,516.00	$0.00	$0.00	($2,685,488.10)	$0.00	($2,399,749.93)	$2,432,504.35

Invesco DWA SmallCap Momentum ETF	$80,524.20	$87,904.79	$35,661.00	$0.00	$0.00	($834,391.07)	$0.00	($710,825.28)	$791,349.48

Invesco Fundamental High Yield® Corporate Bond ETF	$121,964.68	$27,248.65	$50,681.00	$0.00	$0.00	($201,322.38)	$0.00	($123,392.73)	$245,357.41

Invesco Fundamental Investment Grade Corporate Bond ETF	$4,390.67	$428.75	$1,936.00	$0.00	$0.00	($1,883.21)	$0.00	$481.54	$3,909.13

Invesco KBW Bank ETF	$7,085.22	$620.49	$2,332.00	$0.00	$0.00	($1,455.61)	$0.00	$1,496.88	$5,588.34

Invesco KBW High Dividend Yield Financial ETF	$59,690.11	$50,077.70	$26,763.00	$0.00	$0.00	($467,950.09)	$0.00	($391,109.39)	$450,799.50

Invesco KBW Premium Yield Equity REIT ETF	$34,668.49	$166,300.32	$16,548.00	$0.00	$0.00	($1,644,919.60)	$0.00	($1,462,071.28)	$1,496,739.77

Invesco KBW Property & Casualty Insurance ETF	$4.68	$0.39	$1.00	$0.00	$0.00	($0.40)	$0.00	$0.99	$3.69

Invesco KBW Regional Banking ETF	$1,202.01	$103.21	$425.00	$0.00	$0.00	($257.73)	$0.00	$270.48	$931.53

Invesco NASDAQ 100 ETF	$5,856.42	$644.93	$2,561.00	$0.00	$0.00	($3,162.43)	$0.00	$43.50	$5,812.92

Invesco Nasdaq Biotechnology ETF	$5.37	$6.97	$3.00	$0.00	$0.00	($68.07)	$0.00	($58.10)	$63.47

Invesco NASDAQ Next Gen 100 ETF	$48,790.92	$7,738.55	$20,677.00	$0.00	$0.00	($49,303.54)	$0.00	($20,887.99)	$69,678.91

Invesco PHLX Semiconductor ETF	$0.00	$0.04	$0.00	$0.00	$0.00	($0.43)	$0.00	($0.39)	$0.39

Invesco Preferred ETF	$158,393.29	$372,182.46	$70,960.00	$0.00	$0.00	($3,635,877.60)	$0.00	($3,192,735.14)	$3,351,128.43

Invesco PureBetaSM MSCI USA ETF	$9,536.82	$1,566.76	$4,084.00	$0.00	$0.00	($10,244.72)	$0.00	($4,593.96)	$14,130.78

Invesco PureBetaSM MSCI USA Small Cap ETF	$2,098.28	$1,067.98	$865.00	$0.00	$0.00	($9,763.45)	$0.00	($7,830.47)	$9,928.75

Invesco PureBetaSM US Aggregate Bond ETF	$585.85	$60.05	$250.00	$0.00	$0.00	($278.82)	$0.00	$31.23	$554.62

	Gross income Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to (borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from Securities lending activities

Invesco Russell 1000 Enhanced Equal Weight ETF	$50.42	$19.56	$24.00	$0.00	$0.00	($183.71)	$0.00	($140.15)	$190.57

Invesco Russell 1000 Equal Weight ETF	$35,634.16	$29,928.34	$14,968.00	$0.00	$0.00	($278,813.35)	$0.00	($233,917.01)	$269,551.17

Invesco Russell 1000 Low Beta Equal Weight ETF	$221.64	$40.43	$98.00	$0.00	$0.00	($291.29)	$0.00	($152.86)	$374.50

Invesco S&P 500 Enhanced Value ETF	$273.24	$28.03	$113.00	$0.00	$0.00	($121.26)	$0.00	$19.77	$253.47

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	$399.66	$414.24	$168.00	$0.00	$0.00	($3,912.02)	$0.00	($3,329.78)	$3,729.44

Invesco S&P 500® High Beta ETF	$67,463.98	$6,552.78	$26,782.00	$0.00	$0.00	($24,893.32)	$0.00	$8,441.46	$59,022.52

Invesco S&P 500® High Dividend Low Volatility ETF	$65,380.92	$6,319.35	$30,693.00	$0.00	$0.00	($28,535.68)	$0.00	$8,476.67	$56,904.25

Invesco S&P 500® Low Volatility ETF	$39,567.63	$3,108.03	$16,294.00	$0.00	$0.00	($7,847.21)	$0.00	$11,554.82	$28,012.81

Invesco S&P 500 Minimum Variance ETF	$173.47	$14.74	$62.00	$0.00	$0.00	($36.34)	$0.00	$40.40	$133.07

Invesco S&P 500 Momentum ETF	$857.43	$59.25	$456.00	$0.00	$0.00	($191.57)	$0.00	$323.68	$533.75

Invesco S&P 500 Revenue ETF	$7,237.75	$2,617.46	$3,152.00	$0.00	$0.00	($22,119.18)	$0.00	($16,349.72)	$23,587.47

Invesco S&P MidCap 400 QVM Multi-factor ETF	$3.74	$0.25	$2.00	$0.00	$0.00	($0.90)	$0.00	$1.35	$2.39

Invesco S&P MidCap 400 Revenue ETF	$20,284.93	$3,532.58	$8,628.00	$0.00	$0.00	($23,745.86)	$0.00	($11,585.28)	$31,870.21

Invesco S&P MidCap Low Volatility ETF	$66,436.41	$6,817.58	$30,444.00	$0.00	$0.00	($32,240.79)	$0.00	$5,020.79	$61,415.62

Invesco S&P SmallCap 600 QVM Multi-Factor ETF	$0.21	$5.25	$0.00	$0.00	$0.00	($52.41)	$0.00	($47.16)	$47.37

Invesco S&P SmallCap 600 Revenue ETF	$58,222.40	$46,331.55	$25,100.00	$0.00	$0.00	($430,435.27)	$0.00	($359,003.72)	$417,226.12

Invesco S&P SmallCap Consumer Discretionary ETF	$9,957.81	$4,095.99	$4,427.00	$0.00	$0.00	($35,466.64)	$0.00	($26,943.65)	$36,901.46

Invesco S&P SmallCap Consumer Staples ETF	$5,086.45	$4,139.69	$2,456.00	$0.00	$0.00	($38,780.24)	$0.00	($32,184.55)	$37,271.00

Invesco S&P SmallCap Energy ETF	$10,874.67	$2,184.46	$4,394.00	$0.00	$0.00	($15,380.09)	$0.00	($8,801.63)	$19,676.30

	Gross income Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to (borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from Securities lending activities

Invesco S&P SmallCap Financials ETF	$3,216.70	$772.50	$1,373.00	$0.00	$0.00	($5,911.21)	$0.00	($3,765.71)	$6,982.41

Invesco S&P SmallCap Health Care ETF	$49,768.17	$10,722.47	$20,466.00	$0.00	$0.00	($77,998.51)	$0.00	($46,810.04)	$96,578.21

Invesco S&P SmallCap High Dividend Low Volatility ETF	$1,529.73	$1,210.17	$717.00	$0.00	$0.00	($11,295.97)	$0.00	($9,368.80)	$10,898.53

Invesco S&P SmallCap Industrials ETF	$2,152.76	$206.04	$667.00	$0.00	$0.00	($578.78)	$0.00	$294.26	$1,858.50

Invesco S&P SmallCap Information Technology ETF	$27,027.93	$3,030.66	$10,266.00	$0.00	$0.00	($13,574.87)	$0.00	($278.21)	$27,306.14

Invesco S&P SmallCap Low Volatility ETF	$58,564.31	$9,005.73	$25,364.00	$0.00	$0.00	($56,927.39)	$0.00	($22,557.66)	$81,121.97

Invesco S&P SmallCap Materials ETF	$1,991.20	$206.15	$875.00	$0.00	$0.00	($951.30)	$0.00	$129.85	$1,861.35

Invesco S&P SmallCap Quality ETF	$1,374.38	$214.77	$644.00	$0.00	$0.00	($1,429.48)	$0.00	($570.71)	$1,945.09

Invesco S&P SmallCap Utilities & Communication Services ETF	$2,059.89	$408.67	$832.00	$0.00	$0.00	($2,865.76)	$0.00	($1,625.09)	$3,684.98

Invesco S&P Ultra Dividend Revenue ETF	$6,130.66	$525.04	$2,144.00	$0.00	$0.00	($1,268.68)	$0.00	$1,400.36	$4,730.30

Invesco Solar ETF	$686,732.16	$516,775.17	$301,504.00	$0.00	$0.00	($4,782,751.90)	$0.00	($3,964,472.73)	$4,651,204.89

Invesco Variable Rate Preferred ETF	$118,934.38	$106,683.82	$55,015.00	$0.00	$0.00	($1,003,238.50)	$0.00	($841,539.68)	$960,474.06

Funds not listed in the chart above did not engage in securities lending for the fiscal year ended August 31, 2021.

Aggregations.  The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Creation and Redemption of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers.  No entity that creates, compiles, sponsors or maintains the Underlying Indexes is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index

Invesco 1-30 Laddered Treasury ETF	Ryan/Nasdaq U.S. 1-30 Year Treasury Laddered Index

Invesco California AMT-Free Municipal Bond ETF	ICE BofAML California Long-Term Core Plus Municipal Securities Index

Invesco CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Invesco DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index

Invesco Fundamental High Yield® Corporate Bond ETF	RAFITM Bonds U.S. High Yield 1-10 Index

Invesco Fundamental Investment Grade Corporate Bond ETF	RAFITM Bonds U.S. Investment Grade 1-10 Index

Invesco KBW Bank ETF	KBW Nasdaq Bank Index*

Invesco KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index*

Invesco KBW Premium Yield Equity REIT ETF	KBW Nasdaq Premium Yield Equity REIT Index*

Invesco KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index*

Invesco KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index*

Invesco NASDAQ 100 ETF	NASDAQ-100 Index®

Invesco Nasdaq Biotechnology ETF	Nasdaq Biotechnology Index®

Invesco NASDAQ Next Gen 100 ETF	NASDAQ Next Generation 100 Index®

Invesco National AMT-Free Municipal Bond ETF	ICE BofAML National Long-Term Core Plus Municipal Securities Index

Invesco New York AMT-Free Municipal Bond ETF	ICE BofAML New York Long-Term Core Plus Municipal Securities Index

Invesco PHLX Semiconductor ETF	PHLX Semiconductor Sector Index®

Invesco Preferred ETF	ICE BofAML Core Plus Fixed Rate Preferred Securities Index

Invesco PureBetaSM MSCI USA ETF	MSCI USA Index

Invesco PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index

Invesco PureBetaSM US Aggregate Bond ETF	ICE BofAML US Broad Market Index

Invesco Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index

Invesco Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

Invesco Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index

Invesco S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index**

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500 Low Volatility Rate Response Index**

Invesco S&P 500® High Beta ETF	S&P 500® High Beta Index**

Invesco S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index **

Invesco S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index**

Invesco S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index**

Invesco S&P 500 Momentum ETF	S&P 500 Momentum Index**

Invesco S&P 500 Revenue ETF	S&P 500® Revenue-Weighted Index**

Invesco S&P 500 QVM Multi-factor ETF	S&P 500® Quality, Value & Momentum Top 90% Multi-Factor Index**

Invesco S&P MidCap 400 Revenue ETF	S&P MidCap 400® Revenue-Weighted Index**

Invesco S&P MidCap 400 QVM Multi-factor ETF	S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-Factor Index**

Invesco S&P MidCap Low Volatility ETF	S&P MidCap 400 Low Volatility Index**

Invesco S&P SmallCap 600 Revenue ETF	S&P SmallCap 600® Revenue-Weighted Index**

Invesco S&P SmallCap 600 QVM Multi- factor ETF	S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi-Factor Index**

Invesco S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index**

Invesco S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index**

Fund	Underlying Index

Invesco S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index**

Invesco S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index**

Invesco S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index**

Invesco S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index**

Invesco S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index**

Invesco S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index**

Invesco S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index**

Invesco S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index**

Invesco S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index**

Invesco S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communications Services Index**

Invesco S&P Ultra Dividend Revenue ETF	S&P 900® Dividend Revenue-Weighted Index**

Invesco Senior Loan ETF	Morningstar LSTA US Leveraged Loan 100 Index***

Invesco Solar ETF	MAC Global Solar Energy Index

Invesco Taxable Municipal Bond ETF	ICE BofAML US Taxable Municipal Securities Plus Index

Invesco Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index

Invesco Variable Rate Preferred ETF	ICE Variable Rate Preferred & Hybrid Securities Index

Invesco VRDO Tax-Free ETF	ICE® US Municipal AMT-Free VRDO Constrained Index

*

Keefe, Bruyette & Woods (“KBW Nasdaq”) is the Index Provider for the Fund’s Underlying Index. “Keefe, Bruyette & Woods,” “Keefe, Bruyette & Woods, Inc.,” “KBW Nasdaq Premium Yield Equity REIT Index,” “KBW Nasdaq Financial Sector Dividend Yield Index,” “KBW Nasdaq Property & Casualty Index,” “KBW Nasdaq Bank Index,” “KBW Regional Banking Index,” and “KBW Nasdaq” are trademarks of KBW and have been licensed for use by the Adviser.

**

S&P Dow Jones Indices LLC (“S&P DJI”) is the Index Provider for the Fund’s Underlying Index. Standard & Poor’s® and S&P® are registered trademarks of S&P DJI and have been licensed for use by the Adviser.

***	On August 29, 2022, the name of the underlying index for the Invesco Senior Loan ETF changed from the “S&P/LSTA U.S. Leveraged Loan 100 Index” to the “Morningstar LSTA US Leveraged Loan 100 Index.”

BROKERAGE TRANSACTIONS AND COMMISSIONS ON AFFILIATED TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser or Sub-Adviser, as applicable, effects transactions with those brokers and dealers that the Adviser or Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser currently does not participate in soft dollar transactions.

The Adviser or Sub-Adviser assumes the general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser or Sub-Adviser, as applicable, may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The Adviser or Sub-Adviser may place trades with Invesco Capital Markets, Inc. (“ICMI”) a broker-dealer with whom it is affiliated, provided the Adviser or Sub-Adviser determines that ICMI’s trade execution abilities and costs are at least comparable to those of non-affiliated brokerage firms with which the Adviser or Sub- Adviser could otherwise place similar trades. ICMI receives brokerage commissions in connection with effecting trades for the Funds and, therefore, use of ICMI presents a conflict of interest for the Adviser and Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board.

The aggregate brokerage commissions, including any brokerage commissions on affiliated transactions, paid by the Funds during the fiscal years ended August 31, 2021, 2020 and 2019, or as otherwise indicated, are set forth in the chart below. For Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF, effective August 31, 2019, each Fund changed its fiscal year end from June 30 to August 31. The information presented below for such Funds is for the fiscal years ended August 31, 2021, August 31, 2020, the fiscal period July 1, 2019 through August 31, 2019, and the fiscal year ended June 30, 2019. The percentage of each Fund’s aggregate brokerage commissions paid to the ICMI and the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of commissions through ICMI for the last fiscal year are also set forth in the chart below.

Unless otherwise indicated, the amount of brokerage commissions paid by the Fund may change from year to year because of, among other things, changing asset levels, shareholder activity and/or portfolio turnover, including due to application of the Fund’s Underlying Index methodology.

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2021	2020	2019	2021	2020	2019	2021	2021

Invesco CEF Income Composite ETF	02/16/2010	$354,539	$346,996	$197,743	$2,844	$6,648	$3,580	0.80%	1.12%

Invesco DWA SmallCap Momentum ETF	07/16/2012	$724,942	$404,665	$437,837	$66,269	$30,009	$4,319	7.72%	12.99%

Invesco KBW Bank ETF	11/01/2011	$137,332	$48,658	$30,493	$28,317	$8,610	$2,500	20.62%	29.39%

Invesco KBW High Dividend Yield Financial ETF	11/29/2010	$346,188	$430,524	$315,598	$20,930	$18,689	$7,017	5.90%	9.88%

Invesco KBW Premium Yield Equity REIT ETF	11/29/2010	$293,073	$590,722	$447,444	$10,637	$13,765	$7,898	3.47%	7.63%

Invesco KBW Property & Casualty Insurance ETF	11/29/2010	$ 6,909	$4,931	$4,452	$3,003	$1,036	$44	39.95%	57.16%

Invesco KBW Regional Banking ETF	11/01/2011	$5,165	$7,257	$11,156	$2,656	$1,586	$ 126	46.30%	43.90%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2021	2020	2019	2021	2020	2019	2021	2021

Invesco NASDAQ 100 ETF (9)	10/12/2020	$228	$0	$0	$2	$0	$0	0.16%	0.18%

Invesco Nasdaq Biotechnology ETF (10)	06/09/2021	$1,119	$0	$0	$606	$0	$0	54.21%	41.21%

Invesco NASDAQ Next Gen 100 ETF (9)	10/12/2020	$53,699	$0	$0	$5,316	$0	$0	7.17%	14.03%

Invesco PHLX Semiconductor ETF (10)	06/09/2021	$318	$0	$0	$0	$0	$0	0.00%	0.00%

Invesco Preferred ETF	01/28/2008	$0	$11,138	$8,851	$0	$0	$0	0.00%	0.00%

Invesco PureBetaSM MSCI USA ETF	09/19/2017	$7,801	$90	$31	$5,038	$9	$19	60.07%	54.74%

Invesco PureBetaSM MSCI USA Small Cap ETF	09/19/2017	$2,460	$627	$262	$229	$94	$177	8.64%	12.88%

Invesco Russell 1000 Enhanced Equal Weight ETF	07/11/2017	$411	$1,328	$8,465	$125	$248	$92	30.42%	43.48%

Invesco Russell 1000 Equal Weight ETF	12/22/2014	$86,294	$176,812	$125,398	$39,340	$25,410	$16,053	38.59%	46.19%

Invesco Russell 1000 Low Beta Equal Weight ETF	11/02/2015	$829	$6,293	$38,416	$670	$5,877	$500	65.10%	65.07%

Invesco S&P 500 Enhanced Value ETF	10/06/2015	$12,478	$12,549	$7,849	$5,407	$6,860	$3,785	34.42%	40.44%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	04/06/2015	$4,913	$22,414	$23,165	$2,064	$15,716	$6,644	27.75%	34.16%

Invesco S&P 500® High Beta ETF	05/02/2011	$327,104	$68,941	$34,685	$75,488	$30,345	$20,789	17.09%	25.99%

Invesco S&P 500® High Dividend Low Volatility ETF	10/12/2012	$593,402	$1,294,272	$822,084	$45,868	$50,486	$48,181	5.31%	9.78%

Invesco S&P 500® Low Volatility ETF	05/02/2011	$866,893	$2,463,425	$1,388,850	$74,174	$90,772	$65,287	6.48%	7.73%

Invesco S&P 500 Minimum Variance ETF	07/11/2017	$383	$143	$123	$309	$17	$0.62	42.20%	60.00%

Invesco S&P 500 Momentum ETF	10/06/2015	$4,849	$9,166	$9,699	$4,711	$5,306	$46	72.16%	79.24%

Invesco S&P 500 QVM Multi-factor ETF (11)	06/28/2021	$966	$0	$0	$714	$0	$0	73.99%	84.13%

Invesco S&P 500 Revenue ETF	02/19/2008	$41,652	$43,077	$52,807(1)	$29,899	$20,618	$5,104(2)	51.74%	52.86%

Invesco S&P MidCap 400 QVM Multi- factor ETF (11)	06/28/2021	$1,490	$0	$0	$868	$0	$0	56.95%	63.07%

Invesco S&P MidCap 400 Revenue	02/20/2008	$46,580	$79,239	$89,855(3)	$19,344	$10,739	582(4)	33.29%	49.04%

Invesco S&P MidCap Low Volatility ETF	02/12/2013	$293,773	$1,007,121	$576,126	$11,995	$11,221	$3,402	3.31%	5.89%

Invesco S&P SmallCap 600 QVM Multi- factor ETF (11)	06/28/2021	$887	$0	$0	$351	$0	$0	38.98%	46.36%

S&P SmallCap 600 Revenue ETF	02/19/2008	$194,911	$544,407	$416,338(5)	$25,148	$49,218	$2,287(6)	11.34%	19.65%

Invesco S&P SmallCap Consumer Discretionary ETF	04/05/2010	$5,423	$4,885	$10,631	$3,151	$1,953	$1,220	53.57%	63.04%

	Date of Commencement of Investment Operations	Total $ Amount of Brokerage Commissions Paid			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Transaction Dollars Effected Through Affiliated Brokers
Fund		2021	2020	2019	2021	2020	2019	2021	2021

Invesco S&P SmallCap Consumer Staples ETF	04/05/2010	$4,326	$12,841	$29,178	$1,317	$2,403	$3,406	30.44%	41.74%

Invesco S&P SmallCap Energy ETF	04/05/2010	$20,821	$53,475	$24,329	$7,038	$11,487	$2,035	33.80%	38.41%

Invesco S&P SmallCap Financials ETF	04/05/2010	$4,144	$19,254	$17,363	$1,132	$6,466	$4,731	26.44%	31.24%

Invesco S&P SmallCap Health Care ETF	04/05/2010	$55,050	$56,346	$172,213	$14,561	$13,515	$6,801	22.42%	27.42%

Invesco S&P SmallCap High Dividend Low Volatility ETF	12/01/2016	$17,863	$28,054	$20,436	$2,577	$2,521	$214	12.37%	18.91%

Invesco S&P SmallCap Industrials ETF	04/05/2010	$3,004	$4,142	$4,756	$1,170	$717	$448	35.10%	34.90%

Invesco S&P SmallCap Information Technology ETF	04/05/2010	$18,322	$24,336	$20,431	$8,782	$8,222	$1,997	45.86%	64.84%

Invesco S&P SmallCap Low Volatility ETF	02/12/2013	$510,065	$1,678,886	$628,930	$14,691	$27,864	$13,383	2.49%	4.13%

Invesco S&P SmallCap Materials ETF	04/05/2010	$1,943	$3,506	$4,966	$668	$531	$699	17.06%	28.73%

Invesco S&P SmallCap Quality ETF	04/03/2017	$11,672	$3,148	$5,139	$811	$1,826	$914	5.48%	7.32%

Invesco S&P SmallCap Utilities & Communication Services ETF	04/05/2010	$7,258	$17,898	$35,140	$2,956	$5,690	$1,876	35.41%	38.77%

S&P Ultra Dividend Revenue ETF	09/30/2013	$332,905	$740,664	$1,102,898(7)	$45,152	$29,370	$2,576(8)	9.83%	14.76%

Invesco Solar ETF	04/15/2008	$994,850	$134,771	$87,506	$2,360	$6,266	$238	0.23%	0.41%

Invesco Variable Rate Preferred ETF	04/28/2014	$4,785	$27,708	$14,870	$0	$0	$0	0.00%	0.00%

(1)	The $52,807 is comprised of (i) $52,571 for the fiscal year ended June 30, 2019 and (ii) $236 for the fiscal period July 1, 2019 through August 31, 2019.
(2)	The $5,104 is comprised of (i) $5,009 for the fiscal year ended June 30, 2019 and (ii) $95 for the fiscal period July 1, 2019 through August 31, 2019.
(3)	The $89,855 is comprised of (i) $89,152 for the fiscal year ended June 30, 2019 and (ii) $703 for the fiscal period July 1, 2019 through August 31, 2019.
(4)	The $582 is comprised of (i) $212 for the fiscal year ended June 30, 2019 and (ii) $370 for the fiscal period July 1, 2019 through August 31, 2019.
(5)	The $416,338 is comprised of (i) $409,269 for the fiscal year ended June 30, 2019 and (ii) $7,069 for the fiscal period July 1, 2019 through August 31, 2019.
(6)	The $2,287 is comprised of (i) $1,109 for the fiscal year ended June 30, 2019 and (ii) $1,178 for the fiscal period July 1, 2019 through August 31, 2019.
(7)	The $1,102,898 is comprised of (i) $951,154 for the fiscal year ended June 30, 2019 and (ii) $151,744 for the fiscal period July 1, 2019 through August 31, 2019.
(8)	The $2,576 is comprised of (i) $258 for the fiscal year ended June 30, 2019 and (ii) $2,318 for the fiscal period July 1, 2019 through August 31, 2019.
(9)	The Funds commenced operations on October 12, 2020.
(10)	The Funds commenced operations on June 9, 2021.
(11)	The Funds commenced operations on June 28, 2021.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. Insofar as the Federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the Federal securities laws. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting.  The Board has delegated responsibility for decisions regarding proxy voting for securities each Fund holds to the Adviser or Sub-Advisers (where applicable). Such proxies are voted in accordance with the Adviser’s and Sub-Advisers’ proxy policies and procedures, which are included in this SAI in Appendix A. The Board periodically reviews each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge upon request by calling 1-800-983-0903 or by writing to Invesco Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Code of Ethics.  Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust, the Adviser, the Sub-Advisers and the Distributor (collectively the “Ethics Code”). The Ethics Code is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Ethics Code applies to the personal investing activities of Trustees and Officers of the Trust, the Adviser, Sub-Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Ethics Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Ethics Code, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Ethics Code permits personnel subject to the Ethics Code to invest in securities subject to certain limitations, including securities that a Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Ethics Code is on file with the SEC and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Ethics Code may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt of an order in “proper form” (as defined below), on any Business Day. A “Business Day” is any day on which an Exchange is open for business. As of the date of this SAI, each Exchange is closed in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day.

The number of Shares of a Fund that constitute a Creation Unit Aggregation for such Fund is set forth in the Fund’s Prospectus. In its discretion, the Trust reserves the right to increase or decrease the number of Shares that constitutes a Creation Unit Aggregation for a Fund.

Role of the Authorized Participant

A Fund only may issue Creation Units to, or redeem Creation Units from, an authorized participant, referred to herein as an “AP.” To be eligible to place orders for the purchase or redemption of a Creation Unit of a Fund, an AP must have executed a written agreement with the Fund or one of its service providers that allows the AP to place such orders (“Participant Agreement”). In addition, an AP must be a member or participant of a clearing agency that is registered with the SEC. An AP may place orders for the creation or redemption of Creation Units through the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (“NSCC”), Euroclear, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. (APs that participate in the Clearing Process are sometimes referred to as a “Participating Party,” and APs that are eligible to utilize the Fed Book Entry System and/or DTC are sometimes referred to as a “DTC Participant.”) Transfers of securities settling through Euroclear or other foreign depositories may require AP access to such facilities.

Pursuant to the terms of its Participant Agreement, an AP will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, together with the transaction fees described below. An AP acting on behalf of an investor may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs make appropriate arrangements with an AP to submit orders to purchase or redeem Creation Units of a Fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of APs. A list of current APs may be obtained from the Distributor. In addition, the Distributor may be appointed as the proxy of the AP and may be granted a power of attorney under the Participant Agreement.

Creations

Portfolio Deposit.  The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a portfolio of securities, assets or other positions constituting a substantial replication of a

Fund’s portfolio holdings (the “Deposit Securities”) and an amount of cash denominated in U.S. dollars (the “Cash Component”) computed as described below, plus any applicable administrative or other transaction fees, also as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The “Cash Component” is an amount equal to the difference between the aggregate NAV of the Shares per Creation Unit and the “Deposit Amount,” which is an amount equal to the total aggregate market value (per Creation Unit) of the Deposit Securities. The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the AP purchasing the Creation Unit.

Each business day before the opening of regular trading on the Exchange where Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses on its website (www.invesco.com/ETFs) the Deposit Securities and/or the amount of the applicable Cash Component to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as rebalancing adjustments and corporate action events are reflected within the affected Fund from time to time by the Adviser or Sub-Adviser, as applicable, with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the relevant Underlying Index. Such adjustments will reflect changes known to the Adviser or Sub-Adviser by the time of determination of the Deposit Securities in the composition of the relevant Underlying Index or resulting from stock splits and other corporate actions.

The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, the Trust reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Securities that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an AP or the investor on whose behalf the AP is acting, or (iv) in certain other situations at the sole discretion of the Trust. Additionally, the Trust may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Order”). A Fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash (see “—Cash Creations” below).

Cash Creations.  Certain Funds (as set forth in the Prospectus) generally will issue Creation Units partially or principally for cash. If a Fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the AP must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in the subsection “—Portfolio Deposit” above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a Fund and will affect the value of the Shares; therefore, such Funds may require APs to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs purchasing Creation Units of Funds that invest in domestic equity securities (“Domestic Equity Funds”) may transfer Deposit

Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a Fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of Funds that invest in foreign securities (“International Equity Funds”) or Funds that invest in fixed-income securities (“Fixed Income Funds”). Accordingly, APs submitting creation orders for such Funds must effect those transactions outside the Clearing Process, as described further below.

All orders to purchase Creation Units, whether through or outside the Clearing Process, must be received by the Transfer Agent and/or Distributor no later than the order cut-off time designated in the Participant Agreement (“Order Cut-Off Time”) on the relevant Business Day in order for the creation of Creation Units to be effected based on the NAV of Shares of a Fund as determined on such date. With certain exceptions, the Order Cut-Off Time for the Funds, as set forth in the Participant Agreement, usually is the closing time of the regular trading session on the NYSE—i.e., ordinarily 4:00 p.m., Eastern time. In the case of Custom Orders, the Order Cut-Off Time is no later than 3:00 p.m., Eastern time. Additionally, on days when the NYSE, the relevant Exchange or the bond markets close earlier than normal, the Trust may require creation orders to be placed earlier in the day. The Business Day on which an order is placed and deemed received is referred to as the “Transmittal Date.”

Orders must be transmitted by an AP by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an AP. APs placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. APs placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) not later than the Fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable Fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

Special Procedures for Creation of Creation Unit Aggregations—Invesco Treasury Collateral ETF

For Invesco Treasury Collateral ETF, except as described below, the Transfer Agent must receive all orders to create Creation Units of the Fund no later than certain specified times (collectively, the “Order Cut- off Times”), in each case on the Transmittal Date in order for creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. Creation Units may be delivered either on the date such order is placed (“T+0”) or on the next Business Day (“T+1”), depending on when the Transfer Agent receives an order in proper form, as follows:

•

For orders received in proper form before 12:00 p.m. Eastern time on a given Business Day (“NAV 1 Order”), the Fund expects to deliver Creation Units on T+0 (i) by 3:00 p.m. Eastern time (for transactions for which the AP has advanced full collateral) or (ii) no later than 6:00 p.m. Eastern time (for transactions for which the AP has not advanced full collateral by 3:00 p.m. Eastern time).

•

For orders received in proper form on or after 12:00 p.m. Eastern time (and before 4:00 p.m. Eastern time) on a given Business Day (“NAV 2 Order”), the Fund expects to deliver Creation Units on T+1 no later than 6:00 p.m. Eastern time.

A custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. In the case of custom orders, the Transfer Agent must receive the creation order no later than one hour before the respective Order Cut-off Time (i.e., no later than 11:00 a.m. Eastern time for a NAV 1 Order or between 11:00 p.m. and 3:00 p.m. Eastern time for a NAV 2 Order).

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency, if regular trading on the listing exchange is stopped at a time other than its regularly scheduled closing time or if the listing exchange or the bond markets close earlier than normal (such as the day before a holiday), For example, on days when the generally accepted close of the bond market occurs earlier than normal, in-kind creation orders must be placed by the earlier closing time, while custom orders requesting a “cash-in-lieu” amount must be received by the Transfer Agent no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom NAV 1 Orders until 12:00 p.m. Eastern time and custom NAV 2 Orders until 4:00 p.m. Eastern time, or until the market close (in the event the Exchange closes early). In the event the listing exchange does not open for business, the Trust may, but is not required to, open the Fund for creation and redemption transactions if the Federal Reserve wire payment system is open. The Fund also reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an AP.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each Fund, and such Fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process.  Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

APs purchasing Creation Units of Shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such Fund. The Custodian shall then cause the sub-custodian(s) of each such Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Placing Creation Orders—Invesco Treasury Collateral ETF.  Portfolio Deposits must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the transmission, on behalf of the Participating Party, of such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the requisite Portfolio Deposit to the Trust, together with such additional information as may be required. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash.

Such orders to create Creation Unit Aggregations must be made in proper form and ordered in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified below:

Order Type	Settlement Time (Delivery of Creation Unit(s) to AP)	Delivery Deadline (Delivery of Portfolio Deposit by AP to Trust)

NAV 1 Order* *Authorized Participant has posted full collateral to settle by 3:00 p.m. Eastern time (T+0)	By 3:00 p.m. Eastern time (T+0)	AP must post full collateral by 12:00 p.m. Eastern time (T+0) AP must deliver Portfolio Deposit by 3:00 p.m. Eastern time (T+0)

NAV 1 Order** **Authorized Participant has not posted full collateral to settle by 3:00 p.m. Eastern time (T+0)	No later than 6:00 p.m. Eastern time (T+0)	By 3:00 p.m. Eastern time (T+0)

NAV 2 Order	No later than 6:00 p.m. Eastern time (T+1)	By 3:00 p.m. Eastern time (T+1)

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Creation Units for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 6:00 p.m. Eastern time.

In accordance with the Fund’s Participant Agreement, Creation Unit Aggregations may be issued to an AP in advance of receipt by the Fund of all or a portion of the Portfolio Deposit, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. In such cases, the AP will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. To effect settlement of NAV 1 Orders by 3:00 p.m. Eastern time on a given Business Day, an AP must post collateral with the Fund by 12:00 p.m. Eastern time that day consisting of cash at least equal to a percentage of the marked-to-market value of the entire Portfolio Deposit that is specified in the Participant Agreement. The Adviser may change such required percentage from time to time. Such cash collateral must be delivered in accordance with the terms of the Participation Agreement. The Fund may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such AP to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the AP once the entire Portfolio Deposit has been properly received by the Transfer Agent and deposited into the Trust.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “—Creation and Redemption Transaction Fees” section below.)

Acceptance of Creation Orders.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of that Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, the Adviser or the Sub-Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) there exist circumstances outside the control of the Trust that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Advisers, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the AP acting on its behalf) of the rejection of such creation order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed.

Notwithstanding the foregoing, a Fund may issue Creation Units to an AP, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the AP must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement (typically, 11:00 a.m., Eastern time on such date for equity Funds and 2:00 p.m., Eastern time on such date for Fixed Income Funds). If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled, and the AP shall be liable to the Fund for losses, if any, resulting therefrom. The Trust may use such collateral at any time to buy Deposit Securities for the Funds, and the AP agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date—i.e., generally, the second Business Day following the Transmittal Date (“T+2”). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled. For creation units issued principally for cash (see “—Cash Creations” above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Trust and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant Fund are customarily traded. The AP also must make available by the Contractual

Settlement Date funds estimated by the Trust to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Trust, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Trust will issue and cause the delivery of the Creation Unit of Shares via DTC so as to be received by the purchaser no later than T+2.

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through Euroclear, DTC and/or Fed Book-Entry, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system. Such Deposit Securities and Cash Component must each be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. Otherwise, the creation order shall be canceled. At that time, the Transfer Agent shall initiate procedures to transfer the Creation Unit of Shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2.

Creation and Redemption Transaction Fees

Creation and redemption transactions for each Fund are subject to an administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. As shown in the table below, the administrative fee has a base amount for each Fund; however, BNYM may increase the administrative fee to a maximum of four times the base amount for administration and settlement of non- standard orders requiring additional administrative processing by BNYM. These fees may be changed by the Trust.

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)

Invesco 1-30 Laddered Treasury ETF	$500	$2,000

Invesco California AMT-Free Municipal Bond ETF	$500	$2,000

Invesco CEF Income Composite ETF	$500	$2,000

Invesco DWA SmallCap Momentum ETF	$500	$2,000

Invesco Fundamental High Yield® Corporate Bond ETF	$500	$2,000

Invesco Fundamental Investment Grade Corporate Bond ETF	$500	$2,000

Invesco KBW Bank ETF	$500	$2,000

Invesco KBW High Dividend Yield Financial ETF	$500	$2,000

Invesco KBW Premium Yield Equity REIT ETF	$500	$2,000

Invesco KBW Property & Casualty Insurance ETF	$500	$2,000

Invesco KBW Regional Banking ETF	$500	$2,000

Invesco NASDAQ 100 ETF	$250	$1,000

Invesco Nasdaq Biotechnology ETF	$600	$2,400

Invesco NASDAQ Next Gen 100 ETF	$250	$1,000

Invesco National AMT-Free Municipal Bond ETF	$500	$2,000

Invesco New York AMT-Free Municipal Bond ETF	$500	$2,000

Invesco PHLX Semiconductor ETF	$250	$1,000

Invesco Preferred ETF	$500	$2,000

Invesco PureBetaSM MSCI USA ETF	$1,000	$4,000

Invesco PureBetaSM MSCI USA Small Cap ETF	$1,500	$6,000

Invesco PureBetaSM US Aggregate Bond ETF	$500	$2,000

Invesco Russell 1000 Enhanced Equal Weight ETF	$1,500	$6,000

Invesco Russell 1000 Equal Weight ETF	$500	$500

Fund	Base Administrative Fee (Payable to BNYM)	Maximum Administrative Fee (Payable To BNYM)

Invesco Russell 1000 Low Beta Equal Weight ETF	$500	$2,000

Invesco S&P 500 Enhanced Value ETF	$500	$500

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	$500	$500

Invesco S&P 500® High Beta ETF	$500	$2,000

Invesco S&P 500® High Dividend Low Volatility ETF	$500	$2,000

Invesco S&P 500® Low Volatility ETF	$500	$2,000

Invesco S&P 500 Minimum Variance ETF	$500	$2,000

Invesco S&P 500 Momentum ETF	$500	$500

Invesco S&P 500 QVM Multi-factor ETF	$900	$3,600

Invesco S&P 500 Revenue ETF	$1,000	$4,000

Invesco S&P MidCap 400 QVM Multi- factor ETF	$800	$3,200

Invesco S&P MidCap 400 Revenue ETF	$800	$3,200

Invesco S&P MidCap Low Volatility ETF	$500	$2,000

Invesco S&P SmallCap 600 QVM Multi- factor ETF	$1,100	$4,400

Invesco S&P SmallCap 600 Revenue ETF	$1,200	$4,800

Invesco S&P SmallCap Consumer Discretionary ETF	$500	$2,000

Invesco S&P SmallCap Consumer Staples ETF	$500	$2,000

Invesco S&P SmallCap Energy ETF	$500	$2,000

Invesco S&P SmallCap Financials ETF	$500	$2,000

Invesco S&P SmallCap Health Care ETF	$500	$2,000

Invesco S&P SmallCap High Dividend Low Volatility ETF	$500	$2,000

Invesco S&P SmallCap Industrials ETF	$500	$2,000

Invesco S&P SmallCap Information Technology ETF	$500	$2,000

Invesco S&P SmallCap Low Volatility ETF	$500	$2,000

Invesco S&P SmallCap Materials ETF	$500	$2,000

Invesco S&P SmallCap Quality ETF	$500	$2,000

Invesco S&P SmallCap Utilities & Communication Services ETF	$500	$2,000

Invesco S&P Ultra Dividend Revenue ETF	$250	$1,000

Invesco Senior Loan ETF	$500	$2,000

Invesco Solar ETF	$500	$2,000

Invesco Taxable Municipal Bond ETF	$500	$2,000

Invesco Treasury Collateral ETF	$0	$0

Invesco Variable Rate Preferred ETF	$500	$2,000

Invesco VRDO Tax-Free ETF	$500	$2,000

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits or requires APs to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a Fund and are charged to defray the transaction cost to a Fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the AP and may be different for any given transaction, Business Day or AP; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a Fund’s cash-in-lieu fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Redemptions

Shares may be redeemed only by APs at their NAV per Share next determined after receipt by the Distributor of a redemption request in proper form. A Fund will not redeem Shares in amounts less than a Creation Unit. Beneficial Owners of Shares may sell their Shares in the secondary market, but they must accumulate enough Shares to constitute a Creation Unit to redeem those Shares with a Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Fund Securities.  The redemption proceeds for a Creation Unit generally consist of a portfolio of securities (the “Fund Securities”), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable administrative or other transaction fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Balancing Amount. To the extent that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

Each business day before the opening of regular trading on the Exchange where Shares are traded (usually 9:30 a.m., Eastern Time), the Fund discloses the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a Fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available.

The Adviser expects that the Fund Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. However, Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Trust also may provide such redeemer a Custom Order, which, as described above, is a portfolio of securities that differs from the exact composition of the published list of Fund Securities, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. In addition, the Trust reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities (see “— Cash Redemptions” below).

Cash Redemptions.  Certain Funds (as set forth in the Prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment in an amount equal to the NAV of its Shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).

Redemptions of Shares will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

For Invesco Treasury Collateral ETF, if the Trust determines, based on information available to the Trust when a redemption request is submitted by an AP, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all APs redeeming Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such AP will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the AP does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Requests

Procedures for Redemption of Creation Unit Aggregations.  Orders must be transmitted by an AP, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. APs seeking to redeem Shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds or Fixed Income Funds; accordingly, APs seeking to redeem Shares of such Funds must effect such transactions outside the Clearing Process.

All requests to redeem Creation Units, whether through the Clearing Process, or outside the Clearing Process through DTC or otherwise, must be received by the Distributor no later than the Order Cut-Off Time on the relevant Business Day. As with creation orders, requests for redemption of Custom Orders must be received by 3:00 p.m., Eastern time, and some Funds, as set forth in the Participant Agreement, may have different Order Cut-Off Times for redemptions.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the AP on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the Fund are in place for the AP to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed on or before contractual settlement of the redemption request. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

As discussed herein, a redeeming investor will pay a transaction fee to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units outside the Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

Placing Redemption Requests Using the Clearing Process.  Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of Shares directly through DTC.

In the case of Shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an AP acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests.  The Transfer Agent will deliver to the AP a confirmation of acceptance of a request to redeem Shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Placing Redemption Requests for Invesco Treasury Collateral ETF.  Orders to redeem Creation Unit Aggregations must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units is deemed received by the Custodian on the Transmittal Date if: (i) such order is received by the Custodian before 12:00 p.m. Eastern time on the Transmittal Date for the order to be effected at NAV 1 and on or after 12:00 p.m. Eastern time (but before market close) on the Transmittal Date for the order to be effected at NAV 2; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations made in proper form but received after 4:00 p.m., Eastern time will be deemed received on the next Business Day immediately following the date that redemption request was placed and will be affected at NAV 1 next determined on such Business Day. The calculation of the amount of cash to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

An AP must deliver the requisite number of Shares of Creation Units specified in such order through DTC to the Transfer Agent and deliver any Redemption Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case by no later than the time specified below:

Order Type	Settlement Time (Delivery of Fund Securities to AP)	Delivery Deadline (Delivery of Shares by AP to Trust)
NAV 1 Order	By 3:00 p.m. Eastern time (T+0)	By 1:00 pm. Eastern time (T+0)
NAV 2 Order	By 3:00 p.m. Eastern time (T+1)	By 1:00 pm. Eastern time (T+1)

For orders received on days when the Exchange is open, but U.S. banks are generally closed, the Fund expects to deliver Fund Securities to the AP for all NAV 1 Orders and NAV 2 Orders on T+1 no later than 3:00 p.m. Eastern time.

After the Trust has deemed an order for redemption received, it will send an acceptance of the redemption order to the AP within 15 minutes of the receipt of the submission received in good form. A redemption order is deemed to be irrevocable upon the delivery the acknowledgement of receipt of an order. The Trust will then initiate procedures to transfer the cash owed to the redeeming Beneficial Owner.

Invesco Treasury Collateral ETF will only redeem Creation Units for cash. A redeeming AP will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities, as described above in the section “—Creation and Redemption Transaction Fees”).

Notwithstanding anything to the contrary herein, upon receipt of a proper redemption request submitted in accordance with the redemption procedures set forth above in this section, the Fund will make a payment to redeeming APs in satisfaction thereof no later than the business day following the redemption request. The Fund may postpone and/or suspend redemption and payment beyond one business day only as follows: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the net asset value of shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC, may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the 1940 Act.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the Fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares and will subject the AP to liability for any shortfall between the cost of the Fund acquiring such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Using the Clearing Process.  An AP that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Trust’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds.  An AP that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 11:00 a.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds.  A redeeming AP must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the AP acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Trust must be in place for the AP to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the global sub-custodian network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than by such time as set forth in the Participation Agreement. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

Outside the Clearing Process—Fixed Income Funds.  An AP that is a DTC Participant (or Euroclear participant) making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Shares through DTC or Euroclear, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such Shares and Cash Redemption Amount must be received by the Transfer Agent by 2:00 p.m., Eastern time on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Regular Holidays

Notwithstanding the foregoing, a Fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition, the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, and/or other unforeseeable closings in a foreign market due to emergencies also may prevent a Fund from delivering securities within the normal settlement period. However, in no case will a Fund take more than 15 days after the receipt of the redemption request to deliver such securities to an AP.

TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the “Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund has elected and intends to qualify each year as a “regulated investment company” (sometimes referred to as a “RIC”) under Subchapter M of the Code. If a Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes.

Qualification as a RIC.  In order to qualify for treatment as a RIC, a Fund must satisfy the following requirements:

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Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

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Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that a Fund’s allocation is improper and/or that such Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC thus would have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after- tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below. For ETFs for which in-kind redemptions are the primary redemption mechanism and, therefore, a Fund may be less likely to sell securities in order to generate cash for redeeming shareholders, which a mutual fund might do. This provides a greater opportunity for ETFs to defer the recognition of gain on appreciated securities which it may hold thereby reducing the distribution of capital gains to its shareholders.

Capital loss carryovers.  The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short- term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look- back period. An ownership change could result in capital loss carryovers being used at a slower rate(or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. Each Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses.  Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains.  A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds.  If the Fund is a fund of funds which invests in one or more underlying funds taxable as regulated investment companies), distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt- interest dividends. Also, a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass- through qualified dividends earned by an underlying fund (see “Taxation of Fund Distributions—Qualified dividend income for individuals” and—“Corporate dividends-received deduction” below). However, dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax.  To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Purchase of Shares.  As a result of tax requirements, the Trust, on behalf of a Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Foreign income tax.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another Fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income.  Each Fund receives income generally in the form of dividends and/or interest on its investments. Each Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. In general, a Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported to Fund shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals.  Ordinary income dividends reported as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends.  Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Corporate dividends-received deduction.  Ordinary income dividends reported to Fund shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions.  Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her Shares; any excess will be treated as gain from the sale of his or her Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his or her Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the value of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to “pass-through” the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income.

Pursuant to the Foreign Tax Election, shareholders will be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits. See “Tax Treatment of Portfolio Transactions—Securities lending” below.

Tax credit bonds.  If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits, the Fund may choose not to do so.

U.S. Government interest.  Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see “Taxation of the Fund— Fund of funds.”

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Taxation of Fund Distributions (Municipal Bond Funds).  Each Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends.  Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (“AMT”) in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains.  Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax- exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by a Fund of ordinary income and capital gains will be taxable to shareholders as discussed under “Taxation of Fund Distributions.”

Alternative minimum tax-private activity bonds.  AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers (if applicable, as discussed above) on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal securities issued after August 7, 1986, generally will constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT.

Effect on taxation of social security benefits; denial of interest deduction; “substantial users.”  Exempt- interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a “substantial user” of a facility financed by industrial development bonds held by a Fund likely will be subject to tax on dividends paid by the Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax.  To the extent that exempt-interest dividends are derived from interest on obligations of a particular state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

Failure of a Municipal Security to qualify to pay exempt-interest.  The failure by an issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This in turn could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

California Tax Considerations for Invesco California AMT-Free Municipal Bond ETF.  To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) reported by the Fund as exempt- interest dividends in statements furnished to its shareholders. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt- interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long- term and short-term capital gains at rates applicable to ordinary income.

In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning California tax matters.

New York Tax Considerations for Invesco New York AMT Free Municipal Bond ETF.  To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible for New York State or City personal income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long- term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

The foregoing is an abbreviated and general summary of certain provisions of current tax laws of New York State and New York City relating to the taxation of shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. You are advised to consult with your tax adviser for more detailed information concerning New York State and New York City.

Sale of Shares. A sale of Shares is a taxable transaction for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short- term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units.  An AP who exchanges equity securities for Creation Units generally will recognize a capital gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP that exchanges Creation Units for equity securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming that such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Shares in a Fund will be disallowed to the extent that you buy other Shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund. This section should be read in conjunction with the discussion above under “Investment Restrictions” and “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In general.  In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Options, futures, forward contracts, swap agreements and hedging transactions.  In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short- term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions),

(ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions.  A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments.  A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.”

Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Funds—Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to each Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund—Qualification as a RIC.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its

Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer.

Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Securities Lending.  While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in a Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders—Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source.  If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•

capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.

A Fund may report interest-related dividends or short-term capital gain dividends, but reserves the right not to do so. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (“QIE”) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by a Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if a Fund is classified as a QIE, anti- avoidance rules apply to certain wash sale transactions. Namely, if a Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of Shares, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business.  If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding.  Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information given on the form incorrect, and the shareholder must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA).  Under FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements.

The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax.  Transfers by gift of Shares by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts that a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long- term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain that the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions that a Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

* * * * *

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof, all of which are subject to change, which change may be retroactive. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

DETERMINATION OF NAV

The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open for trading. For each Fund except for Invesco Treasury Collateral ETF, the Custodian normally calculates the Fund’s NAV as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time), and a Fund’s NAV is based on prices at the time of closing. For Invesco Treasury Collateral ETF, the Custodian normally calculates the Fund’s NAV twice per day: first at 12:00 p.m. Eastern time, and second at the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time). U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. NAV is calculated by deducting all of a Fund’s liabilities from the total value of its assets and then dividing the result by the number of Shares outstanding, rounding to the nearest cent. Generally, the portfolio securities are recorded in the NAV no later than the trade date plus one day. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange (except convertible securities) generally are valued at the last trade price or official closing price that day as of the close of the exchange where the security primarily trades. Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they will be valued at the last trade price or official closing price on the exchanges on which they primarily trade. Deposits, other obligations of U.S. and non-U.S. banks and financial institutions, and cash equivalents are valued at their daily account value. Debt obligations (including convertible securities) normally are valued on the basis of prices provided by independent pricing services. Pricing services generally value debt securities assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they principally trade. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. Swaps generally are valued using pricing provided from independent pricing services. Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Adviser may use various pricing services or discontinue the use of any pricing service at any time.

At times, a listed security’s market price may not be readily available. Moreover, even when market quotations are available for a security, they may be stale or unreliable. A security’s last market quotation may become stale because, among other reasons, (i) the security is not traded frequently, (ii) the security ceased trading before its exchange closed; (iii) market or issuer-specific events occurred after the security ceased trading; or (iv) the passage of time between when the security’s trading market closes and when a Fund calculates its NAV caused the quotation to become stale. A security’s last market quotation may become unreliable because of (i) certain security-specific events, including a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market. When a security’s market price is not readily available, or the Adviser determines that such price is stale or unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. If a Fund holds securities that are primarily listed on foreign exchanges, the value of such securities may change on days when you will not be able to purchase or sell Shares. In addition, if a Fund seeks to track an index, the use of fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by that index, which may increase a Fund’s tracking error.

The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact a Fund’s valuation policies following the effective compliance date in September 2022.

Additional information regarding the current NAV per share of each Fund can be found at www.invesco.com/ETFs.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies.  Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by Invesco DWA SmallCap Momentum ETF, Invesco KBW Bank ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco NASDAQ 100 ETF, Invesco Nasdaq Biotechnology ETF, Invesco NASDAQ Next Gen 100 ETF, Invesco PHLX Semiconductor ETF, Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF, Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco Russell 1000 Equal Weight ETF, Invesco Russell 1000 Low Beta Equal Weight ETF, Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Minimum Variance ETF, Invesco S&P 500 Momentum ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF and Invesco S&P Ultra Dividend Revenue ETF.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco PureBetaSM US Aggregate Bond ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF, Invesco Senior Loan ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF.

Generally, dividends from net investment income, if any, are declared and paid annually by Invesco Solar ETF.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from each Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel.  Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, Illinois 60606, and 2000 K Street, NW, Suite 700, Washington, DC 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP (“PwC”), located at One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ annual financial statements and assists in the preparation and/or review of each Fund’s federal and state income tax returns. In connection with the audit of the 2021 financial statements, the Funds entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Audit Committee of the Board of the Trust, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

FINANCIAL STATEMENTS

The audited financial statements for the Funds, including the financial highlights, appearing in the Trust’s Annual Report to shareholders, and the report of the Funds’ independent registered public accounting firm thereon, with respect to the Funds for the fiscal year ended August 31, 2021 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s current Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

Effective January 2022

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy services team is responsible for operational implementation, including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated global proxy services team which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

•

In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•

In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

•	In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level	Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global proxy services team. These criteria are monitored and updated periodically by the global proxy services team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal	Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting	Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•

Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law but not operationally possible, Invesco will not vote the shares.

•

For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.

H.	Use of Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global proxy services team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, global proxy services team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

Our good governance principles are divided into six key themes that Invesco endorses:

A.	Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•

We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

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We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•

We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•

We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

•

Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

C.	Board Composition and Effectiveness

Director election process: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.

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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning:  When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

•

We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

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We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.

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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

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We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

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In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•

We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•	With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant climate-related risks;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social issues: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.	there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco European RR L.P

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies